                                                           File Nos. 333-25473
                                                                      811-3859



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [X]


                            Pre-Effective Amendment No.                      [ ]

                            Post-Effective Amendment No. 4                   [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [X]

                                Amendment No. 5
                        (Check appropriate box or boxes)

                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title
of Securities
Being Registered
----------------
Flexible Payment
Deferred Annuity
Contracts





It is proposed that this filing will become effective:
        -- immediately upon filing pursuant to paragraph (b) of Rule 485
         X on January 29, 1999 pursuant to paragraph (b) of Rule 485
        -- 60 days after filing pursuant to paragraph (a) of Rule 485
        -- on [    ] pursuant to paragraph (a) of Rule 485

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                   Caption
-----------------------                                   -------
1.      Cover Page.............................           Cover Page

2.      Definitions............................           Definitions

3.      Synopsis...............................           Profile; Fee Tables;
                                                          Portfolio Expenses;
                                                          Examples

4.      Condensed Financial Information........           Appendix A -
                                                          Condensed Financial
                                                          Information
5.      General Description of Registrant,
        Depositor and Portfolio Companies......           The Polaris II Variable
                                                          Annuity; Other
                                                          Information

6.      Deductions.............................           Expenses

7.      General Description of
        Variable Annuity Contracts.............           The Polaris II Variable
                                                          Annuity; Purchasing a
                                                          Polaris II Variable
                                                          Annuity Contract;
                                                          Investment Options

8.      Annuity Period.........................           Income Options

9.      Death Benefit..........................           Death Benefit

10.     Purchases and Contract Value...........           Purchasing a Polaris II
                                                          Variable Annuity Contract

11.     Redemptions............................           Access To Your Money

12.     Taxes..................................           Taxes

13.     Legal Proceedings......................           Other Information - Legal
                                                          Proceedings

14.     Table of Contents of Statement
        of Additional Information..............           Table of Contents of
                                                          Statement of Additional
                                                          Information


               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                             Caption
-----------------------                             -------
15.     Cover Page.............................     Cover Page

16.     Table of Contents......................     Table of Contents

17.     General Information and History........     The Polaris II Variable
                                                    Annuity (P); Separate
                                                    Account; General Account;
                                                    Investment Options (P);
                                                    Other Information

18.     Services...............................     Other Information (P)

19.     Purchase of Securities Being Offered...     Purchasing a Polaris II
                                                    Variable Annuity Contract
                                                    (P)

20.     Underwriters...........................     Distribution of Contracts

21.     Calculation of Performance Data........     Performance Data

22.     Annuity Payments.......................     Income Options (P);
                                                    Income Payments;
                                                    Annuity Unit Values

23.     Financial Statements...................     Depositor: Other
                                                    Information - Financial
                                                    Statements(P); Registrant:
                                                    Financial Statements



                                     PART C


        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              LOGO


THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARISII VARIABLE ANNUITY. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

                                January 29, 1999


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                       1. THE POLARISII VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

The PolarisII Variable Annuity is a contract between you and Anchor National Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment.

PolarisII offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 26 variable portfolios and 7 fixed account options. Your investment is not guaranteed. The value of your PolarisII contract can fluctuate up and down, based on the performance of the underlying investments you select and you may experience a loss.

The variable portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.

The contract also offers 7 fixed account options, for different time periods. Each may have a different interest rate. Interest rates are guaranteed by Anchor National.

Like most annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable portfolios to which your money is allocated and/or the interest rate(s) earned on the fixed account option(s) in which you invest. You may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. A federal tax penalty may apply if you make withdrawals before age 59 1/2.

During the income phase, you may receive income payments from your annuity. Your income payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on where your money is allocated. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will affect the amount of your income payments during the income phase.
----------------------------------------------------------------
----------------------------------------------------------------
                               2. INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

You can select from one of five income options:

   (1) payments for your lifetime;

   (2) payments for your lifetime and your survivor's lifetime;

   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

   (4) payments for your lifetime, but for not less than 10, or 20 years; and

   (5) payments for a specified period of 5 to 30 years.

You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

If your contract is part of a non-qualified retirement plan (one that is established with after-tax dollars), payments during the income phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before-tax dollars, the entire income payment is taxable as income.


In addition to the above income options, you may also elect to take income payments under the Income Protector program, subject to the provisions thereof.


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----------------------------------------------------------------
                       3. PURCHASING A POLARISII VARIABLE
                                ANNUITY CONTRACT
----------------------------------------------------------------
----------------------------------------------------------------

You can buy a contract through your financial representative, who can also help you complete the proper forms. For non-qualified contracts, the minimum initial purchase payment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the accumulation phase. For qualified contracts, the minimum initial purchase payment is $2,000 and subsequent amounts of $250 or more may be added to your contract at any time during the accumulation phase.

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                ----------------------------------------------------------------
                             4. INVESTMENT OPTIONS
                ----------------------------------------------------------------
                ----------------------------------------------------------------

You may allocate money to the following variable portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:

ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Natural Resources Portfolio
      - Government and Quality Bond Portfolio

SUNAMERICA SERIES TRUST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/   GOLDMAN SACHS ASSET MANAGEMENT
INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MASSACHUSETTS FINANCIAL SERIES COMPANY
      - MFS Growth and Income Portfolio
      - MFS Total Return Portfolio

  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT

      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio
      - "Dogs" of Wall Street Portfolio
      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio

You may also allocate money to the 1-year fixed account option or the 3, 5, 7 and 10-year market value adjustment ("MVA") fixed account options and, under certain circumstances, the 6-month and 1-year DCA fixed account options.

The interest rates applicable for these fixed account options may differ from time to time, however, we will never credit less than a 3% annual effective rate. Once established, the rate will not change during the selected period. Your contract value will be adjusted up or down for withdrawals or transfers from the 3, 5, 7 and 10-year fixed account options prior to the end of the guarantee period.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                  5. EXPENSES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

Each year, we deduct a $35 contract maintenance fee ($30 in North Dakota) from your contract. We also deduct insurance charges which equal 1.52% annually of the average daily value of your contract allocated to the variable portfolios.


As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios. We estimate these fees to range from .58 to 1.90.


If you take money out of your contract, you may be assessed a withdrawal charge which is a percentage of the money you withdraw. The percentage declines over the time the money is in the contract.

-----------------------------------------------------------------------------------------
      Year           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) applies to each subsequent transfer.

In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.


The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 1.52% insurance charges, the $35 contract maintenance fee and the investment charges for each variable portfolio. We converted the contract maintenance fee to a percentage using an assumed contract size of $40,000. The actual impact of this charge on your contract may differ from this percentage.


The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. The premium tax is assumed to be 0% in both examples.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               EXAMPLES:
                                       TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                        INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
   ANCHOR SERIES TRUST PORTFOLIO         CHARGES              CHARGES           CHARGES          1 YEAR          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                      1.61%                 .68%             2.29%            $ 93             $262
Growth                                    1.61%                 .75%             2.36%            $ 94             $269
Natural Resources                         1.61%                 .88%             2.49%            $ 95             $282
Government and Quality Bond               1.61%                 .67%             2.28%            $ 93             $261
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets*                         1.61%                1.90%             3.51%            $105             $378
International Diversified Equities        1.61%                1.26%             2.87%            $ 99             $319
Global Equities                           1.61%                 .88%             2.49%            $ 95             $282
International Growth and Income*          1.61%                1.46%             3.07%            $101             $338
Aggressive Growth*                        1.61%                 .83%             2.44%            $ 95             $277
Real Estate*                              1.61%                 .95%             2.56%            $ 96             $289
Putnam Growth                             1.61%                 .86%             2.47%            $ 95             $280
MFS Growth and Income(1)                  1.61%                 .73%             2.34%            $ 94             $267
Alliance Growth                           1.61%                 .64%             2.25%            $ 93             $258
"Dogs" of Wall Street*                    1.61%                 .85%             2.46%            $ 95             $279
Venture Value                             1.61%                 .75%             2.36%            $ 94             $269
Federated Value*                          1.61%                 .83%             2.44%            $ 95             $277
Growth-Income                             1.61%                 .60%             2.21%            $ 92             $254
Utility*                                  1.61%                1.01%             2.62%            $ 96             $295
Asset Allocation                          1.61%                 .64%             2.25%            $ 93             $258
MFS Total Return(2)                       1.61%                 .77%             2.38%            $ 94             $271
SunAmerica Balanced*                      1.61%                 .78%             2.39%            $ 94             $272
Worldwide High Income                     1.61%                1.08%             2.69%            $ 97             $302
High-Yield Bond                           1.61%                 .69%             2.30%            $ 93             $263
Corporate Bond                            1.61%                 .77%             2.38%            $ 94             $271
Global Bond                               1.61%                 .85%             2.46%            $ 95             $279
Cash Management                           1.61%                 .58%             2.19%            $ 92             $252
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


* For these Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see Fee Tables and Examples in the prospectus.

(1) Formerly named Growth/Phoenix and managed by Phoenix Investment Counsel,
Inc.


(2) Formerly named Balanced/Phoenix and managed by Phoenix Investment Counsel, Inc.


                ----------------------------------------------------------------
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                                    6. TAXES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a non-qualified contract are deferred until they are withdrawn. In a qualified contract, all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% federal tax penalty for distributions or withdrawals before age 59 1/2.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                            7. ACCESS TO YOUR MONEY
                ----------------------------------------------------------------
                ----------------------------------------------------------------

During the first year, you may withdraw free of a withdrawal charge an amount that is equal to the penalty-free earnings in your contract as of the date you make the withdrawal or, if you participate in the systematic withdrawal program, you may withdraw 10% of your total invested amount less any withdrawals made during the year. The penalty-free earnings amount is calculated by taking the value of your contract on the day you make the withdrawal and subtracting your total invested amount. After the first year, your maximum free withdrawal amount is the greater of: (1) the penalty-free earnings or (2) 10% of your total invested amount that has been invested for at least one year, less any withdrawals made during the year. Withdrawals in excess of these limits will be assessed a withdrawal charge.

If you withdraw your entire contract value, you will not receive the benefit of any free withdrawal amount. After your money has been in the contract for seven full years, there are no withdrawal charges on that portion of the money that you have invested for at least seven full years.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                 8. PERFORMANCE
                ----------------------------------------------------------------
                ----------------------------------------------------------------

When you invest in the PolarisII Variable Annuity, your money is actually invested in the underlying portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust. The value of your annuity will fluctuate depending upon the investment performance of the portfolio(s) you choose.

The following chart shows total returns for each portfolio for the time periods shown. These numbers reflect the insurance charges, the contract maintenance fee and the investment charges. Withdrawal charges are not reflected in the chart. Past performance is no guarantee of future results.

--------------------------------------------------------------
              ANCHOR SERIES                     CALENDAR
             TRUST PORTFOLIO                    YEAR 1998
--------------------------------------------------------------
  Capital Appreciation                            20.27%
  Growth                                          26.93%
  Natural Resources                              (18.80)%
  Government and Quality Bond                      7.42%
--------------------------------------------------------------
SUNAMERICA SERIES
TRUST PORTFOLIO
  Emerging Markets                               (25.62)%
  International Diversified Equities              16.60%
  Global Equities                                 20.86%
  International Growth and Income                  9.03%
  Aggressive Growth                               15.55%
  Real Estate                                    (16.76)%
  Putnam Growth                                   32.60%
  MFS Growth and Income1                          27.22%
  Alliance Growth                                 49.83%
  "Dogs" of Wall Street                           (1.83)%*
  Venture Value                                   11.96%
  Federated Value                                 16.05%
  Growth-Income                                   28.74%
  Utility                                         12.21%
  Asset Allocation                                 1.67%
  MFS Total Return2                               17.64%
  SunAmerica Balanced                             22.67%
  Worldwide High Income                          (18.45)%
  High-Yield Bond                                 (4.51)%
  Corporate Bond                                   4.31%
  Global Bond                                      9.04%
  Cash Management                                  3.51%
--------------------------------------------------------------
--------------------------------------------------------------



* Inception to 12/31/98.


1 Formerly named Growth/Phoenix and managed by Phoenix Investment Counsel, Inc.


2 Formerly named Balanced/Phoenix and managed by Phoenix Investment Counsel,
  Inc.

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                                9. DEATH BENEFIT
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you should die during the accumulation phase, your beneficiary will receive a death benefit. You must select from the two death benefit options described below at the time you purchase your contract. Once selected, your death benefit may not be changed. You should discuss with your financial representative the options available to you and which option is best for you.

     OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION:

The death benefit is the greater of:

(1) the value of your contract at the time we receive satisfactory proof of death; or

(2) total purchase payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate (3% growth rate if 70 or older at the time of contract issue); or

(3) the value of your contract on the seventh contract anniversary, plus any purchase payments since the seventh anniversary and less any withdrawals (and any fees or charges applicable to such withdrawals), all compounded at a 4% annual growth rate until the date of death (3% if 70 or older at the time of contract issue).

     OPTION 2 - MAXIMUM ANNIVERSARY OPTION:

The death benefit is the greater of:

(1) the value of your contract at the time we receive satisfactory proof of death; or

(2) total purchase payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

(3) the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the value of your contract on a contract anniversary plus any purchase payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that anniversary.

If you are age 90 or older at the time of death and selected the option 2 death benefit, the death benefit will be equal to the value of your contract at the time we receive satisfactory proof of death.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                             10. OTHER INFORMATION
                ----------------------------------------------------------------
                ----------------------------------------------------------------

FREE LOOK: You may cancel your contract within ten days (or longer if required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

ASSET ALLOCATION REBALANCING: If selected by you, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix in the variable portfolios and the 1-year fixed account option by readjusting your money on a calendar quarter, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the accumulation phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals may be taxable and a 10% federal tax penalty may apply if you are under age 59 1/2.

PRINCIPAL ADVANTAGE PROGRAM: If selected by you, this program allows you to obtain growth potential without any market risk to your principal. We will guarantee that the portion of your money allocated to the 1, 3, 5, 7 or 10-year fixed account option will grow to equal your principal investment when it is allocated in accordance with the program.

DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually in the variable portfolios from any of the variable portfolios, the 1-year fixed account option, the 6-month DCA fixed account option or the 1-year DCA fixed account option.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $20 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: You will receive a confirmation of each transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                 11. INQUIRIES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

     Anchor National Life Insurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

If money accompanies your correspondence, you should direct it to:

     Anchor National Life Insurance Company
     P.O. Box 100330
     Pasadena, California 91189-0001

                               [POLARIS II LOGO]

                                   PROSPECTUS
                                JANUARY 29, 1999


Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for              issued by
future reference. It contains                 ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the               in connection with
Polaris(II) Variable Annuity.                 VARIABLE SEPARATE ACCOUNT
                                              The annuity has 33 investment choices -7 fixed account
To learn more about the annuity               options and 26 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and DCA accounts for 6-month and 1-year periods.
Additional Information ("SAI") dated          The 26 Variable Portfolios are part of the Anchor Series
January 29, 1999. The SAI has been            Trust or the SunAmerica Series Trust.
filed with the Securities and
Exchange Commission ("SEC") and is            ANCHOR SERIES TRUST:
incorporated by reference into this           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
prospectus. The Table of Contents of          - Capital Appreciation Portfolio
the SAI appears on page 32 of this            - Growth Portfolio
prospectus. For a free copy of the            - Natural Resources Portfolio
SAI, call us at (800) 445-SUN2 or             - Government and Quality Bond Portfolio
write to us at our Annuity Service
Center, P.O. Box 54299, Los Angeles,          SUNAMERICA SERIES TRUST:
California 90054-0299.                        MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
                                              - Global Equities Portfolio
In addition, the SEC maintains a              - Alliance Growth Portfolio
website (http://www.sec.gov) that             - Growth-Income Portfolio
contains the SAI, materials                   MANAGED BY DAVIS SELECTED ADVISERS, L.P.
incorporated by reference and other           - Venture Value Portfolio
information filed electronically with         - Real Estate Portfolio
the SEC by Anchor National.                   MANAGED BY FEDERATED INVESTORS
                                              - Federated Value Portfolio
ANNUITIES INVOLVE RISKS, INCLUDING            - Utility Portfolio
POSSIBLE LOSS OF PRINCIPAL, AND ARE           - Corporate Bond Portfolio
NOT A DEPOSIT OR OBLIGATION OF, OR            MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
GUARANTEED OR ENDORSED BY, ANY BANK.          GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
THEY ARE NOT FEDERALLY INSURED BY THE         - Asset Allocation Portfolio
FEDERAL DEPOSIT INSURANCE                     - Global Bond Portfolio
CORPORATION, THE FEDERAL RESERVE              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
BOARD OR ANY OTHER AGENCY.                    - MFS Growth and Income Portfolio
                                              - MFS Total Return Portfolio
                                              MANAGED BY MORGAN STANLEY ASSET MANAGEMENT
                                              - International Diversified Equities Portfolio
                                              - Worldwide High Income Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                         TABLE OF CONTENTS
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 GLOSSARY....................................................     2
 FEE TABLES..................................................     3
       Owner Transaction Expenses............................     3
       The Income Protector Expenses.........................     3
       Annual Separate Account Expenses......................     3
       Variable Portfolio Expenses...........................     3
 EXAMPLES....................................................     4
 THE POLARIS(II) VARIABLE ANNUITY............................     5
 PURCHASING A POLARIS(II) VARIABLE ANNUITY...................     5
       Allocation of Purchase Payments.......................     6
       Accumulation Units....................................     6
       Free Look.............................................     6
 INVESTMENT OPTIONS..........................................     6
       Variable Portfolios...................................     6
       Anchor Series Trust...................................     7
       SunAmerica Series Trust...............................     7
       Fixed Account Options.................................     7
       Market Value Adjustment ("MVA").......................     7
       Transfers During the Accumulation Phase...............     8
       Dollar Cost Averaging.................................     9
       Asset Allocation Rebalancing..........................     9
       Principal Advantage Program...........................    10
       Voting Rights.........................................    10
       Substitution..........................................    10
 ACCESS TO YOUR MONEY........................................    10
       Systematic Withdrawal Program.........................    11
       Nursing Home Waiver...................................    11
       Minimum Contract Value................................    11
 DEATH BENEFIT...............................................    11
 EXPENSES....................................................    12
       Insurance Charges.....................................    12
       Withdrawal Charges....................................    12
       Investment Charges....................................    13
       Contract Maintenance Fee..............................    13
       Transfer Fee..........................................    13
       Premium Tax...........................................    13
       Income Taxes..........................................    13
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited...........................    13
 INCOME OPTIONS..............................................    13
       Annuity Date..........................................    13
       Income Options........................................    13
       Fixed or Variable Income Payments.....................    14
       Income Payments.......................................    14
       Transfers During the Income Phase.....................    14
       Deferment of Payments.................................    14
       The Income Protector..................................    14
 TAXES.......................................................    17
       Annuity Contracts in General..........................    17
       Tax Treatment of Distributions -
       Non-Qualified Contracts...............................    17
       Tax Treatment of Distributions -
       Qualified Contracts...................................    18
       Minimum Distributions.................................    18
       Diversification.......................................    18
 PERFORMANCE.................................................    18
 OTHER INFORMATION...........................................    19
       Anchor National.......................................    19
       The Separate Account..................................    19
       The General Account...................................    19
       Distribution of the Contract..........................    19
       Administration........................................    19
       Year 2000.............................................    19
       Legal Proceedings.....................................    20
       Ownership.............................................    20
       Custodian.............................................    20
       Additional Information................................    20
       Selected Consolidated Financial Data..................    21
       Management Discussion and Analysis....................    22
       Properties............................................    29
       Directors and Officers................................    30
       Executive Compensation................................    31
       Security Ownership of Owners and Management...........    31
       Regulation............................................    31
       Independent Accountants...............................    32
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....
                                                                 32
 FINANCIAL STATEMENTS........................................    32
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")...............   B-1
 APPENDIX C -- PREMIUM TAXES.................................   C-1

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                              GLOSSARY
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - Anchor National Life Insurance Company, We, Us, the
 insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust and the SunAmerica
 Series Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the
 Anchor Series Trust or the SunAmerica Series Trust.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

Year 1......................   7%  Year 5......................   3%
Year 2......................   6%  Year 6......................   2%
Year 3......................   5%  Year 7......................   1%
Year 4......................   4%  Year 8+.....................   0%
TRANSFER FEE....................   No charge for first 15 transfers
                                   each contract year; thereafter,
                                   fee is $25 ($10 in Pennsylvania
                                   and Texas) per transfer
CONTRACT MAINTENANCE FEE*.......   $35 ($30 in North Dakota)
  *waived if contract value is $50,000 or more

  THE INCOME PROTECTOR EXPENSE
  (THE INCOME PROTECTOR PLUS AND MAX FEATURES ARE OPTIONAL AND, IF ELECTED, THE FEE IS DEDUCTED ANNUALLY FROM YOUR CONTRACT VALUE)

     THE INCOME PROTECTOR         FEE AS A PERCENTAGE OF
         ALTERNATIVES            YOUR INCOME BENEFIT BASE
Base Income Protector..........              0%
Income Protector Plus..........            .15%
Income Protector Max...........            .30%

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

  Mortality and Expense Risk Charge................  1.37%
  Distribution Expense Charge......................  0.15%
                                                     -----
      TOTAL SEPARATE ACCOUNT EXPENSES                1.52%
                                                     =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               NOVEMBER 30, 1998)



                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                              .64%            .04%             .68%
-----------------------------------------------------------------------------------------------------------
Growth                                                            .70%            .05%             .75%
-----------------------------------------------------------------------------------------------------------
Natural Resources                                                 .75%            .13%             .88%
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       .61%            .06%             .67%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED NOVEMBER 30, 1998)



                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Emerging Markets***                                              1.25%            .65%            1.90%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%            .26%            1.26%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                   .74%            .14%             .88%
-----------------------------------------------------------------------------------------------------------
International Growth and Income****                              1.00%            .46%            1.46%
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 .74%            .09%             .83%
-----------------------------------------------------------------------------------------------------------
Real Estate****                                                   .80%            .15%             .95%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                     .81%            .05%             .86%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income**+                                          .70%            .03%             .73%
-----------------------------------------------------------------------------------------------------------
Alliance Growth+                                                  .61%            .03%             .64%
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street***                                          .60%            .25%             .85%*
-----------------------------------------------------------------------------------------------------------
Venture Value                                                     .72%            .03%             .75%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                   .75%            .08%             .83%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                     .56%            .04%             .60%
-----------------------------------------------------------------------------------------------------------
Utility****                                                       .75%            .26%            1.01%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                  .59%            .05%             .64%
-----------------------------------------------------------------------------------------------------------
MFS Total Return**+                                               .67%            .10%             .77%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               .68%            .10%             .78%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                            1.00%            .08%            1.08%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   .63%            .06%             .69%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                    .65%            .12%             .77%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                       .70%            .15%             .85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                   .53%            .05%             .58%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


   * Annualized.


  ** As of January 4, 1998, the Growth/Phoenix Portfolio was renamed the MFS
     Growth and Income Portfolio, and the Balanced/Phoenix Portfolio was renamed the MFS Total Return Portfolio, each managed by Massachusetts Financial Services Company.



 *** Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Emerging Markets (2.01%) and "Dogs" of Wall Street (.92%).



**** Absent recoupment of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: International Growth and Income (1.40%); Real Estate (.93%); and Utility (.92%).



   + The expenses noted here are restated to reflect an estimate of fees for each portfolio for the current fiscal year.


     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets and:
        (a) surrendered the contract at the end of the stated time period; and
        (b) if the contract is not surrendered*.


                         PORTFOLIO                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Capital Appreciation                                          (a) $ 93   (a) $121   (a) $152   (a) $262
                                                              (b) $ 23   (b) $ 71   (b) $122   (b) $262
-------------------------------------------------------------------------------------------------------
Growth                                                        (a) $ 94   (a) $124   (a) $156   (a) $269
                                                              (b) $ 24   (b) $ 74   (b) $126   (b) $269
-------------------------------------------------------------------------------------------------------
Natural Resources                                             (a) $ 95   (a) $127   (a) $162   (a) $282
                                                              (b) $ 25   (b) $ 77   (b) $132   (b) $282
-------------------------------------------------------------------------------------------------------
Government and Quality Bond                                   (a) $ 93   (a) $121   (a) $152   (a) $261
                                                              (b) $ 23   (b) $ 71   (b) $122   (b) $261
-------------------------------------------------------------------------------------------------------
Emerging Markets                                              (a) $105   (a) $158   (a) $212   (a) $378
                                                              (b) $ 35   (b) $108   (b) $182   (b) $378
-------------------------------------------------------------------------------------------------------
International Diversified Equities                            (a) $ 99   (a) $139   (a) $181   (a) $319
                                                              (b) $ 29   (b) $ 89   (b) $151   (b) $319
-------------------------------------------------------------------------------------------------------
Global Equities                                               (a) $ 95   (a) $127   (a) $162   (a) $282
                                                              (b) $ 25   (b) $ 77   (b) $132   (b) $282
-------------------------------------------------------------------------------------------------------
International Growth and Income                               (a) $101   (a) $145   (a) $191   (a) $338
                                                              (b) $ 31   (b) $ 95   (b) $161   (b) $338
-------------------------------------------------------------------------------------------------------
Aggressive Growth                                             (a) $ 95   (a) $126   (a) $160   (a) $277
                                                              (b) $ 25   (b) $ 76   (b) $130   (b) $277
-------------------------------------------------------------------------------------------------------
Real Estate                                                   (a) $ 96   (a) $130   (a) $166   (a) $289
                                                              (b) $ 26   (b) $ 80   (b) $136   (b) $289
-------------------------------------------------------------------------------------------------------
Putnam Growth                                                 (a) $ 95   (a) $127   (a) $161   (a) $280
                                                              (b) $ 25   (b) $ 77   (b) $131   (b) $280
-------------------------------------------------------------------------------------------------------
MFS Growth and Income                                         (a) $ 94   (a) $123   (a) $155   (a) $267
                                                              (b) $ 24   (b) $ 73   (b) $125   (b) $267
-------------------------------------------------------------------------------------------------------
Alliance Growth                                               (a) $ 93   (a) $120   (a) $150   (a) $258
                                                              (b) $ 23   (b) $ 70   (b) $120   (b) $258
-------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                         (a) $ 95   (a) $127   (a) $161   (a) $279
                                                              (b) $ 25   (b) $ 77   (b) $131   (b) $279
-------------------------------------------------------------------------------------------------------
Venture Value                                                 (a) $ 94   (a) $124   (a) $156   (a) $269
                                                              (b) $ 24   (b) $ 74   (b) $126   (b) $269
-------------------------------------------------------------------------------------------------------
Federated Value                                               (a) $ 95   (a) $126   (a) $160   (a) $277
                                                              (b) $ 25   (b) $ 76   (b) $130   (b) $277
-------------------------------------------------------------------------------------------------------
Growth-Income                                                 (a) $ 92   (a) $119   (a) $148   (a) $254
                                                              (b) $ 22   (b) $ 69   (b) $118   (b) $254
-------------------------------------------------------------------------------------------------------
Utility                                                       (a) $ 96   (a) $131   (a) $169   (a) $295
                                                              (b) $ 26   (b) $ 81   (b) $139   (b) $295
-------------------------------------------------------------------------------------------------------
Asset Allocation                                              (a) $ 93   (a) $120   (a) $150   (a) $258
                                                              (b) $ 23   (b) $ 70   (b) $120   (b) $258
-------------------------------------------------------------------------------------------------------
MFS Total Return                                              (a) $ 94   (a) $124   (a) $157   (a) $271
                                                              (b) $ 24   (b) $ 74   (b) $127   (b) $271
-------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                           (a) $ 94   (a) $124   (a) $157   (a) $272
                                                              (b) $ 24   (b) $ 74   (b) $127   (b) $272
-------------------------------------------------------------------------------------------------------
Worldwide High Income                                         (a) $ 97   (a) $133   (a) $172   (a) $302
                                                              (b) $ 27   (b) $ 83   (b) $142   (b) $302
-------------------------------------------------------------------------------------------------------
High-Yield Bond                                               (a) $ 93   (a) $122   (a) $153   (a) $263
                                                              (b) $ 23   (b) $ 72   (b) $123   (b) $263
-------------------------------------------------------------------------------------------------------
Corporate Bond                                                (a) $ 94   (a) $124   (a) $157   (a) $271
                                                              (b) $ 24   (b) $ 74   (b) $127   (b) $271
-------------------------------------------------------------------------------------------------------
Global Bond                                                   (a) $ 95   (a) $127   (a) $161   (a) $279
                                                              (b) $ 25   (b) $ 77   (b) $131   (b) $279
-------------------------------------------------------------------------------------------------------
Cash Management                                               (a) $ 92   (a) $118   (a) $147   (a) $252
                                                              (b) $ 22   (b) $ 68   (b) $117   (b) $252
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


        * Anchor National does not impose any fees or charges when beginning the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets:
    SunAmerica Balanced (1.00%); "Dogs" of Wall Street (.85%); Aggressive Growth (.90%); Federated Value (1.03%); Utility (1.05%); Emerging Markets (1.90%); International Growth and Income (1.60%); and Real Estate (1.25%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples. In addition, the examples do not reflect the fees associated with the optional Income Protector Plus and Max features. SEE INCOME OPTIONS ON PAGE 13.


4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.


----------------------------------------------------------------
----------------------------------------------------------------
                        THE POLARIS(II) VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.
The contract is called a "variable" annuity because it allows you to invest in variable portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 26 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 6.


Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues Polaris(II) Variable Annuity. When you purchase a Polaris(II) Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


----------------------------------------------------------------
----------------------------------------------------------------
                   PURCHASING A POLARIS(II) VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 17.


-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------



Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

We may refuse any Purchase Payment. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition we may not issue a contract to anyone over age 90.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 6.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.52 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio or the 1-year fixed investment option during the free look period. If you cancel your contract during the free look period, we return your Purchase Payment or the value of your contract, whichever is larger. At the end of the free look period, we allocate your money according to your instructions.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 26 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similar to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust has Variable Portfolios in addition to those listed below which are not available for investment under the contract. The 4 available Variable Portfolios are:

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

     - Capital Appreciation Portfolio

     - Growth Portfolio
     - Natural Resources Portfolio
     - Government and Quality Bond Portfolio

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust has Variable Portfolios in addition to those listed below which are not available for investment under the contract. The 22 Variable Portfolios and the subadvisers are:

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

    - Global Equities Portfolio
    - Alliance Growth Portfolio
    - Growth Income Portfolio

  MANAGED BY DAVIS SELECTED ADVISERS, L.P.

    - Venture Value Portfolio
    - Real Estate Portfolio

  MANAGED BY FEDERATED INVESTORS

    - Federated Value Portfolio
    - Utility Portfolio
    - Corporate Bond Portfolio

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/GOLDMAN
  SACHS ASSET MANAGEMENT INTERNATIONAL

    - Asset Allocation Portfolio
    - Global Bond Portfolio

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

    - MFS Growth and Income Portfolio
    - MFS Total Return Portfolio


  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT


    - International Diversified Equities Portfolio
    - Worldwide High Income Portfolio

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT

    - Putnam Growth Portfolio
    - International Growth and Income Portfolio
    - Emerging Markets Portfolio

  MANAGED BY SUNAMERICA ASSET MANAGEMENT, INC.

    - Aggressive Growth Portfolio
    - "Dogs" of Wall Street Portfolio
    - SunAmerica Balanced Portfolio
    - High-Yield Bond Portfolio
    - Cash Management Portfolio


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.


FIXED ACCOUNT OPTIONS


The contract also offers fixed account options for periods of 1, 3, 5, 7 and 10 years. We call these time periods guarantee periods. In addition, we offer 6-month and 1 year Dollar Cost Averaging ("DCA") fixed accounts under the contract which provide a fixed interest rate for limited periods of time when participating in the DCA program.


All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Once established, the rates for specified payments do not change during the specified period.


When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.


The 6-month and the two 1-year fixed account options are not registered under the Securities Act of 1933 and are not subject to other provisions of the Investment Company Act of 1940.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract.

Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

Anchor National does not assess a MVA against withdrawals under the following circumstances:

     - When you switch to the Income Phase;
     - To pay a death benefit;
     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges.

APPENDIX B shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We accept transfer requests by telephone unless you tell us not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

Upon implementation of internet account transactions we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, we would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios; or

     - The underlying Variable Portfolios inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Variable Portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary, for you or appointed by you, to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 13.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly and count against your 15 free transfers per contract year. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You can not transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on

     - the total amount of money allocated to the account, and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00          75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments in the variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If Variable Portfolios become unavailable for investment, we may be required to substitute shares of another Variable Portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 13.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 12.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract we will recoup any surrender charges which would have been due if your free withdrawal had not been free.

To determine your free withdrawal amount and your surrender charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount is as follows:

     - Any free withdrawals in any year that were in excess of your penalty free earnings and were based on the part of the total invested amount that was no longer subject to surrender charges at the time of the withdrawal, and

     - Any prior withdrawals (including surrender charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.


During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.



After the first contract year, you can take out the greater of the following amounts each year (1) your penalty free earnings and any portion of your total invested amount no longer subject to surrender charges; and (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.


We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawals minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 17.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account in option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described on page 10. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.


The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefits described below. Once selected, you can not change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate until the date of death (3% growth rate if 70 or older at the time of contract issue); or

     3. the value of your contract on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue).

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the value of your contract at the time we receive satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     - you are over age 80 at the time of contract issue, or

     - you are 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 13

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------


There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.


INSURANCE CHARGES

The amount of this charge is 1.52% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY, PAGE 10. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows

-------------------------------------------------------------------
           Year               1    2    3    4    5    6    7    8
-------------------------------------------------------------------
     WITHDRAWAL CHARGE       7%   6%   5%   4%   3%   2%   1%   0%
-------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector program. If you elect to receive income payments using the Income Protector program, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your Income Benefit Base. SEE INCOME OPTIONS ON PAGE 13.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE, TAXES ON PAGE 17.

INVESTMENT CHARGES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 3 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts, enclosed or attached.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 6.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX C provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 17.

INCOME OPTIONS

Currently, this Contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.



The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

THE INCOME PROTECTOR

This feature provides a future "safety net" in the event that, when you choose to begin receiving income payments, your contract has not performed within a historically anticipated range. The income protector feature offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the income protector you can know the level of minimum income that will be available to you if, when you chose to retire, down markets have negatively impacted your contract value. To receive income payments using this feature you must follow the appropriate steps set forth below.

The income protector provides three alternative levels of minimum retirement income. The base income protector is a standard feature of all Polaris(II) contracts issued after November 2, 1998, if the feature is available for sale in your state. There is no additional charge associated with the base feature. If elected, the income protector plus and income protector max alternatives can provide increased levels of minimum guaranteed income. We charge a fee for each of these alternatives. The amount of the fee and how to select an alternative level of income protection, if that is appropriate for you, is described below.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the income protector upon a calculation we call the income benefit base. At the time your participation in the income protector program becomes effective, your income benefit base is equal to your contract value. For the base, participation is effective on the date of issue of your contract. For the plus or max alternatives, participation is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the plus or max alternative.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is,

          - for the first year of calculation, your contract value on the date your participation in the program became effective, or;

          - for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is all withdrawals and applicable fees and charges since the last contract anniversary (excluding any MVA), in an amount proportionate to the amount by which such withdrawals decreased your contract value.

For the plus or max alternatives, the income benefit base accumulates at one of the following annual growth rates from the date your election in the alternative becomes effective through your election to begin receiving income under the program:

-----------------------------------------------------
       Alternative                Growth Rate
-----------------------------------------------------
The Income Protector Plus            3.25%
-----------------------------------------------------
 The Income Protector Max            6.50%
-----------------------------------------------------

The growth rates for the plus or max features cease on the contract anniversary following the Annuitant's 90th birthday.

CHOOSING THE APPROPRIATE LEVEL OF PROTECTION
FOR YOU

If you decide that you want the protection offered by the income protector plus or max feature, you must elect the alternative by completing the income protector election form available through our Annuity Service Center. You may only elect one of the alternatives and you can never change your election once made. Your income benefit base will begin accumulating at the applicable growth rate on the contract anniversary following our receipt of your completed election form. In order to obtain the benefit of the plus or max alternative you may not begin the Income Phase for at least seven years following your election of the plus or max feature. Thus, you must make your election prior to the later of:

     - your 83rd birthday, or

     - your 3rd contract anniversary.

STEP-UP OF YOUR INCOME BENEFIT BASE

If you have elected to pay for the higher levels of protection available through the income protector plus or max, you may also have the opportunity to "step-up" your income benefit base. The step-up feature allows you to increase your income benefit base to the amount of your contract value on your contract anniversary. You can only elect to step-up within the 30 days before your next contract anniversary. A seven year waiting period required prior to electing income payments through the income protector is restarted if you step-up your income benefit base. Thus, your last opportunity to step up is the later of:

     - your 83rd birthday, or

     - your 3rd contract anniversary.

You must complete the income protector election form to effect a step-up. The form is available from our Annuity Service Center.

Qualified contract holders should refer to the Note at the end of the income protector discussion.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the income protector program ONLY within the 30 days after the seventh or later contract anniversary following the later of:

     - the effective date of your income protector participation, or

     - the contract anniversary of your most recent step-up.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is your income benefit base as your income benefit date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (excluding any MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your income protector endorsement for the income option you select to your final income benefit base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the income protector program to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your annual income using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the income protector will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the income protector your income payments will be fixed in amount. You are not required to use the income protector to receive income payments. However, we will not refund fees paid for the income protector if you elect to receive income payments under the general provisions of your contract. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. ALTHOUGH, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
FEES ASSOCIATED WITH THE INCOME PROTECTOR

The base income protector is a standard feature of your contract at no extra charge. If you elect the income protector plus or max, we charge a fee, as follows:

-----------------------------------------------------
                           Fee As A % of Your Income
       Alternative                Benefit Base
-----------------------------------------------------
The Income Protector Plus             .15%
-----------------------------------------------------
 The Income Protector Max             .30%
-----------------------------------------------------

Since the income benefit base is only a calculation and does not provide a contract value, we deduct the fee from your actual contract value beginning on the contract anniversary on which your participation in the program becomes effective.

After a step-up, the fee for the income protector max or plus will be based on your stepped-up income benefit base, and will be deducted from your contract value beginning on the effective date of the step-up.

If your contract is issued with the income protector program, and you elect the plus or max alternative (either at contract issue or some later date) we begin deducting the annual fee for the plus or max alternative on the contract anniversary when your alternative election becomes effective. If your contract is not issued with the income protector program and you elect the plus or max alternative at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective.

It is important to note that once you elect either alternative, you may not cancel your election. We will deduct this charge from your contract value on every contract anniversary up to and including your income benefit date. Additionally, we deduct the entire annual fee from any full surrender of your contract requested prior to your contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the income protector program. As discussed above, in order to utilize the income protector you must elect to receive income payments under one of two income options. If those income options exceed your life expectancy you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the income protector max or plus, you may pay for this guarantee and not be able to realize the benefit.

Generally,

     - for the Life Annuity with 10 Years Guaranteed, you must elect to receive income payments before age 79, and

     - for the Joint and Survivor Life Annuity with 20 Years Guaranteed, both Annuitants must be 70 or younger or one of the Annuitants must be 65 or younger when you switch to the Income Phase. Other age combinations may be available.

You may wish to consult your tax advisor for information concerning your particular circumstances.

         HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR

This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional payments or premium taxes, no step-up and the election of optional income protector benefits at contract issue.

--------------------------------------------------------------------------------------------------------------------
                             Minimum annual income if you elect to receive income payments
     If at issue                             on contract anniversary . . .                         Income Protector
    you are . . .              7                 10                 15                 20            Benefit Level
--------------------------------------------------------------------------------------------------------------------
   Male                      6,108              6,672              7,716              8,832              Base
   age 60*                   8,046              9,633             12,971             17,313              Plus
                             9,995             13,132             20,647             32,178               Max
--------------------------------------------------------------------------------------------------------------------
   Female                    5,388              5,880              6,900              8,112              Base
   age 60*                   7,145              8,542             11,652             15,948              Plus
                             8,876             11,646             18,548             29,641               Max
--------------------------------------------------------------------------------------------------------------------
   Joint**                   4,716              5,028              5,544              5,928              Base
   Male-60                   6,290              7,353              9,442             11,785              Plus
   Female-60                 7,813             10,024             15,030             21,903               Max
--------------------------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

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                                      TAXES
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----------------------------------------------------------------


NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -
NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IR; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2;
(2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management, Imperial Premium Finance, Inc., Resources Trust Company, and five broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.


SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of , a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

YEAR 2000

We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.


Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company recorded a $6.2 million provision for estimated programming costs to repair noncompliant systems. Anchor National's management is making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the repair of noncompliant systems will be capitalized by the Company as software costs and will be paid for over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.

In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. Anchor National closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of our year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that we will not complete our year 2000 conversion in a timely fashion, we will work to enhance our contingency plans.

The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause the actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

OWNERSHIP

The PolarisII Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

ADDITIONAL INFORMATION

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

SELECTED CONSOLIDATED FINANCIAL DATA


The following selected consolidated financial data of the Company and its subsidiaries should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.



                                                                            YEARS ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------
                 RESULTS OF OPERATIONS                      1998          1997          1996         1995         1994
                 ---------------------                   -----------   -----------   ----------   ----------   ----------
                                                                                  (IN THOUSANDS)
Net investment income..................................  $    86,872   $    73,201   $   56,843   $   50,083   $   58,996
Net realized investment gains (losses).................       19,482       (17,394)     (13,355)      (4,363)     (33,713)
Fee income.............................................      290,362       213,146      169,505      145,105      141,753
General and administrative expenses....................      (96,102)      (98,802)     (81,552)     (64,457)     (54,363)
Amortization of deferred acquisition costs.............      (72,713)      (66,879)     (57,520)     (58,713)     (44,195)
Annual commissions.....................................      (18,209)       (8,977)      (4,613)      (2,658)      (1,158)
                                                         -----------   -----------   ----------   ----------   ----------
Pretax income..........................................      209,692        94,295       69,308       64,997       67,320
Income tax expense.....................................      (71,051)      (31,169)     (24,252)     (25,739)     (22,705)
                                                         -----------   -----------   ----------   ----------   ----------
Income before cumulative effect of change in accounting
  for income taxes.....................................      138,641        63,126       45,056       39,258       44,615
Cumulative effect of change in accounting for income
  taxes................................................           --            --           --           --      (20,463)
                                                         -----------   -----------   ----------   ----------   ----------
Net income.............................................  $   138,641   $    63,126   $   45,056   $   39,258   $   24,152
                                                         ===========   ===========   ==========   ==========   ==========



                                                                                 AT SEPTEMBER 30,
                                                         ----------------------------------------------------------------
                  FINANCIAL POSITION                        1998          1997          1996         1995         1994
                  ------------------                     -----------   -----------   ----------   ----------   ----------
                                                                                  (IN THOUSANDS)
Investments............................................  $ 2,734,742   $ 2,608,301   $2,329,232   $2,114,908   $1,632,072
Variable annuity assets held in separate accounts......   11,133,569     9,343,200    6,311,557    5,230,246    4,486,703
Deferred acquisition costs.............................      539,850       536,155      443,610      383,069      416,289
Other assets...........................................      118,203        83,283      120,136       55,474       67,062
                                                         -----------   -----------   ----------   ----------   ----------
         Total assets..................................  $14,526,364   $12,570,939   $9,204,535   $7,783,697   $6,602,126
                                                         ===========   ===========   ==========   ==========   ==========
Reserves for fixed annuity contracts...................  $ 2,189,272   $ 2,098,803   $1,789,962   $1,497,052   $1,437,488
Reserves for guaranteed investment contracts...........      282,267       295,175      415,544      277,095           --
Variable annuity liabilities related to separate
  accounts.............................................   11,133,569     9,343,200    6,311,557    5,230,246    4,486,703
Other payables and accrued liabilities.................      133,647       155,256       96,196      227,953      195,134
Subordinated notes payable to Parent...................       39,182        36,240       35,832       35,832       34,712
Deferred income taxes..................................       95,758        67,047       70,189       73,459       64,567
Shareholder's equity...................................      652,669       575,218      485,255      442,060      383,522
                                                         -----------   -----------   ----------   ----------   ----------
         Total liabilities and shareholder's equity....  $14,526,364   $12,570,939   $9,204,535   $7,783,697   $6,602,126
                                                         ===========   ===========   ==========   ==========   ==========

MANAGEMENT DISCUSSION AND ANALYSIS


Management's discussion and analysis of financial condition and results of operations of Anchor National Life Insurance Company (the "Company") for the three years in the period ended September 30, 1998 follows. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.



Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.



RESULTS OF OPERATIONS



NET INCOME totaled $138.6 million in 1998, compared with $63.1 million in 1997 and $45.1 million in 1996.



PRETAX INCOME totaled $209.7 million in 1998, $94.3 million in 1997 and $69.3 million in 1996. The 122.4% improvement in 1998 over 1997 primarily resulted from increased fee income and higher net realized investment gains, partially offset by increased annual commissions and increased amortization of deferred acquisition costs. The 36.1% improvement in 1997 over 1996 primarily resulted from increased fee income and net investment income, partially offset by higher general and administrative expenses and increased amortization of deferred acquisition costs.



NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, increased to $86.9 million in 1998 from $73.2 million in 1997 and $56.8 million in 1996. These amounts represent 3.34% on average invested assets (computed on a daily basis) of $2.60 billion in 1998, 2.77% on average invested assets of $2.65 billion in 1997 and 2.59% on average invested assets of $2.19 billion in 1996.



Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $140.4 million in 1998, $126.5 million in 1997 and $142.9 million in 1996. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 3.04% in 1998, 2.51% in 1997 and 2.25% in 1996.



Investment income (and the related yields on average invested assets) totaled $222.0 million (8.53%) in 1998, compared with $210.8 million (7.97%) in 1997 and
$164.6 million (7.50%) in 1996. These increased yields in 1998 and 1997 include the effects of an increasing proportion of mortgage loans in the Company's portfolio. On average, mortgage loans have higher yields than that of the Company's overall portfolio. In addition, the Company experienced higher returns on its investments in partnerships, particularly in 1998. The increase in investment income in 1997 also reflects an increase in average invested assets.



Partnership income increased to $24.3 million (a yield of 174.85% on related average assets of $13.9 million) in 1998, compared with $6.7 million (a yield of 15.28% on related average assets of $44.0 million) in 1997 and $4.1 million (a yield of 10.12% on related average assets of $40.2 million) in 1996. Partnership income is based primarily upon cash distributions received from limited partnerships, the operations of which the Company does not influence. Consequently, such income is not predictable and there can be no assurance that the Company will realize comparable levels of such income in the future.



Total interest expense equalled $135.1 million in 1998, $137.6 million in 1997 and $107.8 million in 1996. The average rate paid on all interest-bearing liabilities was 5.49% in 1998, compared with 5.46% in 1997 and 5.25% in 1996. Interest-bearing liabilities averaged $2.46 billion during 1998, compared with $2.52 billion during 1997 and $2.05 billion during 1996. The increases in the overall rates paid on interest-bearing liabilities primarily resulted from the impact of certain promotional one-year interest rates offered on the fixed account portion of the Company's Polaris and Seasons variable annuity products.



The modest decline in average invested assets in 1998 reflects a similar modest decline in average interest-bearing liabilities, which results from the net effect of increased sales of the Company's fixed rate products and net exchanges from fixed accounts into the separate accounts of variable annuity contracts. Fixed annuity premiums totaled $1.51 billion in 1998, compared with $1.10 billion in 1997 and $741.8 million in 1996 and are largely premiums for the fixed accounts of variable annuities. These amounts represent 72%, 61% and 50% of the fixed annuity reserve balances at the beginning of the respective periods. The premiums for the fixed accounts of variable annuities have increased primarily because of increased sales of the Company's variable annuity products and greater inflows into the one-year fixed account and the new six-month fixed account of these products, which are used for dollar cost averaging into the variable accounts. Accordingly, the Company anticipates that it will see a large portion of these premiums transferred into the variable funds.



Guaranteed investment contract ("GIC") premiums totaled $5.6 million in 1998, $55.0 million in 1997 and $135.0 million in 1996. GIC surrenders and maturities totaled $36.3 million in 1998, $198.1 million in 1997 and $16.5 million in 1996. The Company does not actively market GICs; consequently, premiums and surrenders may vary substantially from period to period. The GICs issued by the Company generally guarantee the payment of principal and interest at fixed or variable rates for a term of three to five years. GICs that are purchased by banks for their long-term portfolios or by state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to the terms of the underlying indenture or agreement. GICs purchased by asset management firms for their short-term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.



NET REALIZED INVESTMENT GAINS totaled $19.5 million in 1998, compared with net realized investment losses of $17.4 million in 1997 and $13.4 million in 1996. Net realized investment gains (losses) include impairment writedowns of $13.1 million in 1998, $20.4 million in 1997 and $16.0 million in 1996. Thus, net gains from sales and redemptions of investments totaled $32.6 million in 1998, $3.0 million in 1997 and $2.6 million in 1996.



The Company sold or redeemed invested assets, principally bonds and notes, aggregating $2.23 billion in 1998, $2.62 billion in 1997 and $1.60 billion in 1996, respectively. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains from sales and redemptions of investments fluctuate from period to period, and represent 1.25%, 0.11% and 0.12% of average invested assets for 1998, 1997 and 1996, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.



Impairment writedowns include $9.4 million of provisions applied to partnerships during 1998 and $15.7 million and $15.2 million of provisions applied to non-income producing land owned in Arizona during 1997 and 1996, respectively. The statutory carrying value of this land had been guaranteed by the Company's ultimate Parent, SunAmerica Inc. ("SunAmerica"). SunAmerica made a capital contribution of $28.4 million on December 31, 1996 to the Company through the Company's direct parent in exchange for the termination of its guaranty with respect to this land. Accordingly, the Company reduced the carrying value of this land to estimated fair value to reflect the full termination of the guaranty. Impairment writedowns represent 0.50%, 0.77% and 0.73% of average invested assets for 1998, 1997 and 1996, respectively. For the five years ended September 30, 1998, impairment writedowns as a percentage of average invested assets have ranged from 0.28% to 0.91% and have averaged 0.64%. Such writedowns are based upon estimates of the net realizable value of the applicable assets. Actual realization will be dependent upon future events.



VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $200.9 million in 1998, $139.5 million in 1997 and $104.0 million in 1996. These increased fees reflect growth in average variable annuity assets, due to increased market values, the receipt of variable annuity premiums and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity fees represent 1.9%, 1.8% and 1.8% of average variable annuity assets for 1998, 1997 and 1996, respectively. Variable annuity assets averaged $10.70 billion during 1998, $7.55 billion during 1997 and $5.70 billion during 1996. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, have aggregated $1.82 billion in 1998, $1.27 billion in 1997 and $919.8 million in 1996. These amounts represent 19%, 20% and 18% of variable annuity reserves at the beginning of the respective periods.



Sales of variable annuity products (which include premiums allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $3.33 billion, $2.37 billion and

$1.66 billion in 1998, 1997 and 1996, respectively, and primarily reflect sales of the Company's flagship variable annuity, Polaris. Polaris is a multimanager variable annuity that offers investors a choice of 26 variable funds and 7 guaranteed fixed-rate funds. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices. In recent weeks, subsequent to the Company's fiscal year end, sales of variable annuities have slowed as investors paused to reevaluate their investment decisions in light of volatile markets. The Company believes that fluctuating market conditions increase the value of financial planning services and make the flexibility and security of variable annuities even more attractive.



The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed which could affect the taxation of variable annuities and annuities generally.



NET RETAINED COMMISSIONS are primarily derived from commissions on the sales of nonproprietary investment products by the Company's broker-dealer subsidiary, after deducting the substantial portion of such commissions that is passed on to registered representatives. Net retained commissions totaled $48.6 million in 1998, $39.1 million in 1997 and $31.5 million in 1996. Broker-dealer sales (mainly sales of general securities, mutual funds and annuities) totaled $14.37 billion in 1998, $11.56 billion in 1997 and $8.75 billion in 1996. The increases in sales and net retained commissions reflect higher average production per representative and generally favorable market conditions and, in 1997, a greater number of registered representatives due primarily to the transfer of representatives from an affiliated broker-dealer. Increases in net retained commissions may not be proportionate to increases in sales primarily due to differences in sales mix.



SURRENDER CHARGES on fixed and variable annuities totaled $7.4 million in 1998, $5.5 million in 1997 and $5.2 million in 1996. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first seven years of an annuity contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $1.14 billion in 1998, $1.06 billion in 1997 and $898.0 million in 1996. These payments represent 9.0%, 11.2% and 12.4%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $952.1 million (8.9% of average variable annuity reserves), $822.0 million (10.9% of average variable annuity reserves) and $634.1 million (11.2% of average variable reserves) in 1998, 1997 and 1996, respectively. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future.



ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds by SunAmerica Asset Management Corp. Such fees totaled $29.6 million on average assets managed of $2.89 billion in 1998, $25.8 million on average assets managed of $2.34 billion in 1997 and $25.4 million on average assets managed of $2.14 billion in 1996. Asset management fees are not proportionate to average assets managed, principally due to changes in product mix. Sales of mutual funds, excluding sales of money market accounts, aggregated $853.6 million in 1998, compared with $454.8 million in 1997 and $223.4 million in 1996. The significant increases in sales principally resulted from sales of the Company's "Style Select Series" product (which was introduced in November 1996) and the introduction in June 1998 of the "Dogs" of Wall Street. The "Style Select Series" is a group of mutual funds which are each managed by three industry-recognized fund managers. The "Dogs" of Wall Street fund contains 30 large capitalization value stocks which are selected by strict criteria. Sales of these products totaled $611.1 million in 1998, compared with $267.8 million in 1997, reflecting the addition of five new Style Select funds, which more than doubled the number of Style Select funds to nine, and generally favorable market conditions. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $402.5 million in 1998, $412.8 million in 1997 and $379.9 million in 1996, which represent 17.5%, 22.0% and 21.4%, respectively, of average mutual fund assets.



GENERAL AND ADMINISTRATIVE EXPENSES totaled $96.1 million in 1998, compared with $98.8 million in 1997 and $81.6 million in 1996. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $72.7 million in 1998, compared with $66.9 million in 1997 and $57.5 million in 1996. The increases in amortization were primarily due to additional fixed and variable annuity and mutual fund sales and the subsequent amortization of related deferred commissions and other direct selling costs.



ANNUAL COMMISSIONS represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. Annual commissions totaled $18.2 million in 1998, $9.0 million in 1997 and $4.6 million in 1996. The increases in annual commissions since 1996 reflect increased sales of annuities that offer this commission option and gradual expiration of the initial fifteen- month periods before such payments begin. The Company estimates that approximately 50% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.



INCOME TAX EXPENSE totaled $71.1 million in 1998, compared with $31.2 million in 1997 and $24.3 million in 1996, representing effective tax rates of 34% in 1998, 33% in 1997 and 35% in 1996.



FINANCIAL CONDITION AND LIQUIDITY



SHAREHOLDER'S EQUITY increased 13.5% to $652.7 million at September 30, 1998 from $575.2 million at September 30, 1997, primarily due to $138.6 million of net income recorded in 1998, which was partially offset by $51.2 million of dividends paid in April 1998 and a $10.0 million decrease in net unrealized gains on debt and equity securities available for sale.



INVESTED ASSETS at September 30, 1998 totaled $2.73 billion, compared with $2.61 billion at September 30, 1997. The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, and the Company's need for liquidity and other similar factors.



THE BOND PORTFOLIO, which constitutes 71% of the Company's total investment portfolio, had an aggregate fair value that exceeded its amortized cost by $19.9 million at September 30, 1998, compared with an excess of $43.7 million at September 30, 1997. The decline in the unrealized gain of the Bond Portfolio in 1998 was due to changes in market value of portions of the non-investment-grade portfolio.



At September 30, 1998, the Bond Portfolio (excluding $6.9 million of redeemable preferred stocks) included $1.90 billion of bonds rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch Investors Service, L.P. ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $53.6 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 1998, approximately $1.78 billion of the Bond Portfolio was investment grade, including $672.1 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").



At September 30, 1998, the Bond Portfolio included $167.6 million of bonds that were not investment grade. These non-investment-grade bonds accounted for 1.2% of the Company's total assets and 6.1% of its invested assets.



Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company had no material concentrations of non-investment-grade securities at September 30, 1998.



The table on the next page summarizes the Company's rated bonds by rating classification as of September 30, 1998.

                      RATED BONDS BY RATING CLASSIFICATION


                             (DOLLARS IN THOUSANDS)



                                                       ISSUES NOT RATED BY S&P/MOODY'S/
      ISSUES RATED BY S&P/MOODY'S/DCR/FITCH              DCR/FITCH, BY NAIC CATEGORY                        TOTAL
--------------------------------------------------    ----------------------------------    --------------------------------------
     S&P/(MOODY'S)/                     ESTIMATED       NAIC                   ESTIMATED      TOTAL       ESTIMATED     PERCENT OF
     [DCR]/HFITCHJ        AMORTIZED        FAIR       CATEGORY    AMORTIZED      FAIR       AMORTIZED        FAIR        INVESTED
      CATEGORY(1)            COST         VALUE         (2)         COST         VALUE         COST         VALUE         ASSETS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  HAAA to A-J...........  $ 999,052     $1,025,861       1        $180,548     $192,187     $1,179,600    $1,218,048      44.54%
BBB+ to BBB-
  (Baal to Baa3)
  [BBB+ to BBB-]
  HBBB+ to BBB-J........    420,087        418,723       2         145,025      143,532       565,112        562,255      20.56
BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  HBB+ to BB-J..........     43,156         39,179       3          10,181        9,917        53,337         49,096       1.80
B+ to B-
  (B1 to B3)
  [B+ to B-]
  HB+ to B-J............    113,376        102,375       4          12,954       12,065       126,330        114,440       4.18
CCC+ to C
  (Caa to C)
  [CCC]
  HCCC+ to C-J..........        760            655       5           3,500        3,274         4,260          3,929       0.14
C1 to D
  [DD]
  HDJ...................          0              0       6              99           99            99             99         --
                          ----------    ----------                --------     --------     ----------    ----------
Total rated issues......  $1,576,431    $1,586,793                $352,307     $361,074     $1,928,738    $1,947,867
                          ==========    ==========                ========     ========     ==========    ==========



(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, DCR and Fitch ratings if rated by multiple agencies.


(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $53.6 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.



SENIOR SECURED LOANS ("Secured Loans") are included in the Bond Portfolio and aggregated $186.6 million at September 30, 1998. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1998, Secured Loans consisted of $71.6 million of publicly traded securities and $115.0 million of privately traded securities. These Secured Loans are composed of loans to 62 borrowers spanning 21 industries, with 32% of these assets concentrated in financial institutions. No other industry concentration constituted more than 9% of these assets.



While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, DCR, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.



MORTGAGE LOANS aggregated $391.4 million at September 30, 1998 and consisted of 133 commercial first mortgage loans with an average loan balance of approximately $2.9 million, collateralized by properties located in 29 states. Approximately 21% of this portfolio was multifamily residential, 17% was office, 14% was manufactured housing, 13% was industrial, 11% was hotels and 24% was other types. At September 30, 1998, approximately 21% and 14% of this portfolio were secured by properties located in California and New York, respectively, and no more than 8% of this portfolio was secured by properties located in any other single state. At September 30, 1998, there were three mortgage loans with outstanding balances of $10 million or more, which loans collectively aggregated approximately 11% of this portfolio. At September 30, 1998, approximately 30% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2001. During 1998, 1997 and 1996, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



At September 30, 1998, approximately 11% of the mortgage loans were seasoned loans underwritten to the Company's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the seasoned nature of the Company's mortgage loan portfolio, its emphasis on multifamily loans and its strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.



OTHER INVESTED ASSETS aggregated $30.6 million at September 30, 1998, including $15.0 million of collateralized bond obligations and collateralized mortgage obligation residuals, $11.2 million of policy loans and $4.4 million of investments in limited partnerships. The Company's limited partnership interests, accounted for by using the cost method of accounting, are invested primarily in a combination of debt and equity securities.



ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 77% of the Company's fixed annuity and GIC reserves had surrender penalties or other restrictions at September 30, 1998.



As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; and investments in limited partnerships that invest primarily in fixed-rate securities and are accounted for by using the cost method. At September 30, 1998, these assets had an aggregate fair value of $2.69 billion with a duration of 3.6. The Company's fixed-rate liabilities include fixed annuities, subordinated notes and GICs. At September 30, 1998, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $2.41 billion with a duration of 1.4. The Company's potential exposure due to a 10% increase in prevailing interest rates from their September 30, 1998 levels is a loss of $26.7 million in fair value of its fixed-rate assets that is not offset by a decrease in the fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.



As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21.5 million. This agreement matures in December 2024.

The Company also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.



INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.



The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $0.9 million of mortgage loans at September 30, 1998, and constituted less than 0.1% of total invested assets. At September 30, 1997, defaulted investments totaled $1.4 million, including $0.5 million of bonds and notes and $0.9 million of mortgage loans, and constituted less than 0.1% of total invested assets.



SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1998, approximately $1.50 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $59.2 million, while approximately $456.3 million of the Bond Portfolio had an aggregate unrealized loss of $39.3 million. In addition, the Company's investment portfolio currently provides approximately $23.6 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.



Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.


PROPERTIES


The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California. The Company, through an affiliate, also leases office space in Woodland Hills, California. The Company's broker-dealer and asset management subsidiaries lease offices in New York, New York.



The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

DIRECTORS AND OFFICERS


The directors and principal officers of Anchor National as of December 22, 1998 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).



                                                                              YEAR
                                                PRESENT                      ASSUMED
         NAME            AGE                  POSITION(S)                  POSITION(S)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Eli Broad*               65    Chairman, Chief Executive                      1994
                               Officer and President of the Company
                               Chairman, Chief Executive Officer and          1986
                               President of SunAmerica Inc. ("SAI")
--------------------------------------------------------------------------------------
Jay S. Wintrob*          41    Executive Vice President of the Company        1991
                               Vice Chairman and Chief Operating Officer      1998
                               of SAI
--------------------------------------------------------------------------------------
James R. Belardi*        41    Senior Vice President of the Company           1992
                               Executive Vice President of SAI                1995
--------------------------------------------------------------------------------------
Jana Waring Greer*       46    Senior Vice President of the Company and       1991
                               SAI
--------------------------------------------------------------------------------------
Peter McMillan, III      41    Director
--------------------------------------------------------------------------------------
Scott L. Robinson*       52    Senior Vice President of the Company           1991
                               Senior Vice President and Controller of        1991
                               SAI
--------------------------------------------------------------------------------------
Susan L. Harris*         41    Senior Vice President and Secretary of the     1994
                               Company
                               Senior Vice President, General Counsel and     1995
                               Secretary of SAI
--------------------------------------------------------------------------------------
James Rowan*             36    Senior Vice President of the Company           1996
                               Senior Vice President of SAI                   1995
--------------------------------------------------------------------------------------
N. Scott Gillis          45    Senior Vice President and Controller of        1994
                               the Company
                               Vice President of SAI                          1997
--------------------------------------------------------------------------------------
Edwin R. Reoliquio       41    Senior Vice President and Chief Actuary of     1995
                               the Company
--------------------------------------------------------------------------------------
Victor E. Akin           34    Senior Vice President of the Company           1996
--------------------------------------------------------------------------------------
Scott H. Richland        36    Vice President of the Company                  1994
                               Senior Vice President of SAI                   1997
--------------------------------------------------------------------------------------
David R. Bechtel         31    Vice President and Treasurer of the            1998
                               Company
                               Vice President and Treasurer of SAI            1998
--------------------------------------------------------------------------------------
J. Franklin Grey         46    Vice President of the Company                  1994
--------------------------------------------------------------------------------------
Keith B. Jones           47    Vice President of the Company                  1992
--------------------------------------------------------------------------------------
Michael L. Lindquist     45    Vice President of the Company                  1993
--------------------------------------------------------------------------------------
Edward P. Nolan, Jr.     49    Vice President of the Company                  1993
--------------------------------------------------------------------------------------
Gregory M. Outcalt       36    Vice President of the Company                  1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                                          OTHER POSITIONS AND
                                            OTHER BUSINESS
                                           EXPERIENCE WITHIN
         NAME                              LAST FIVE YEARS**                     FROM-TO
--------------------------------------------------------------------------------------
Eli Broad*               Cofounded SAI in 1957
--------------------------------------------------------------------------------------
Jay S. Wintrob*          (Joined SAI in 1987)
--------------------------------------------------------------------------------------
James R. Belardi*        (Joined SAI in 1986)
--------------------------------------------------------------------------------------
Jana Waring Greer*       (Joined SAI in 1974)
--------------------------------------------------------------------------------------
Peter McMillan, III      Executive Vice President and Chief Investment Officer  1994-1998
                         of SunAmerica Investments, Inc. (DE)
                         Senior Vice President, SunAmerica Investments, Inc.    1989-1994
                         (DE)
--------------------------------------------------------------------------------------
Scott L. Robinson*       (Joined SAI in 1978)
--------------------------------------------------------------------------------------
Susan L. Harris*         Vice President, General Counsel-Corporate Affairs and  1994-1995
                         Secretary of SAI
                         Vice President, Associate General Counsel and          1989-1994
                         Secretary of SAI (Joined SAI in 1985)
--------------------------------------------------------------------------------------
James Rowan*             Vice President of SAI                                  1993-1995
                         (Joined SAI in 1992)
--------------------------------------------------------------------------------------
N. Scott Gillis          Vice President and Controller, SunAmerica Life         1989-1994
                         Companies ("SLC")
                         (Joined SAI in 1985)
--------------------------------------------------------------------------------------
Edwin R. Reoliquio       Vice President and Actuary, SLC                        1990-1995
--------------------------------------------------------------------------------------
Victor E. Akin           Vice President, SLC                                    1995-1996
                         Director, Product Development, SLC                     1994-1995
                         Manager, Business Development, SLC                     1993-1994
--------------------------------------------------------------------------------------
Scott H. Richland        Senior Vice President and Treasurer of SAI             1997-1998
                         Vice President and Treasurer of SAI                    1995-1997
                         Vice President and Assistant Treasurer of SAI          1994-1995
                         Assistant Treasurer of SAI                             1993-1994
                         (Joined SAI in 1990)
--------------------------------------------------------------------------------------
David R. Bechtel         Vice President, Deutsche Morgan Grenfell, Inc.         1996-1998
                         Associate, UBS Securities LLC                          1995-1996
                         Associate, Wachtell Lipton Rosen & Katz                     1994
                         Associate, Wells Fargo Nikko Investment Advisers       1993-1994
--------------------------------------------------------------------------------------
J. Franklin Grey         Director, Institutional Marketing Capital Holding      1991-1994
                         Corp. (Providian)
--------------------------------------------------------------------------------------
Keith B. Jones           (Joined SAI in 1986)
--------------------------------------------------------------------------------------
Michael L. Lindquist     (Joined SAI in 1983)
--------------------------------------------------------------------------------------
Edward P. Nolan, Jr.     (Joined SAI in 1989)
--------------------------------------------------------------------------------------
Gregory M. Outcalt       (Joined SAI in 1986)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------



 * Also serves as director.



** Unless otherwise indicated, officers and positions are with SunAmerica, Inc.

EXECUTIVE COMPENSATION


All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.



The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of the Company whose allocated compensation exceeds $100,000 for services rendered in all capacities to the Company during 1998:



--------------------------------------------------------------------
                                 CAPACITIES             ALLOCATED
NAME OF INDIVIDUAL OR             IN WHICH                CASH
   NUMBER IN GROUP                 SERVED             COMPENSATION
----------------------           ----------          ---------------
--------------------------------------------------------------------
 Eli Broad               Chairman, Chief Executive     $1,482,778
                         Officer and President
 Jay S. Wintrob          Executive Vice                   857,524
                         President
 Jana Waring Greer       Senior Vice                      775,001
                         President
 Peter McMillan          Director                         421,457
 James R. Belardi        Senior Vice                      408,949
                         President
--------------------------------------------------------------------



Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.


SECURITY OWNERSHIP OF OWNERS AND MANAGEMENT


No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At November 30, 1998, Mr. Broad was the beneficial owner of 13,015,360 shares of Common Stock of SunAmerica Inc. (approximately 6.4% of the class outstanding) and 13,340,591 shares of Nontransferable Class B Common Stock of SunAmerica Inc. (approximately 82% of the class outstanding). Of the Common Stock, 1,053,738 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; and 9,283,050 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before January 30, 1999 and as to which he has no voting or investment power. Of the Nontransferable Class B Stock, 12,284,360 shares are held directly by Mr. Broad; and 1,056,231 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At November 30, 1998, all directors and officers as a group beneficially owned 16,027,507 shares of Common Stock (approximately 8% of the class outstanding) and 13,340,591 shares of Nontransferable Class B Common Stock (approximately 82% of the class outstanding).


REGULATION


Anchor National is subject to regulation and supervision by the insurance regulatory agencies of the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles, regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.



During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and we are monitoring developments in this area and the effects any changes would have on us.



SunAmerica Asset Management is registered with the SEC as a registered investment advisor under the Investment Advisors Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of 1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the SEC. In addition, variable annuities and the related separate accounts of the Company are subject to regulation by the SEC under the Securities Act of 1933 and the Investment Company Act of 1940.



Our broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the SEC and the National Association of Securities Dealers ("NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.


INDEPENDENT ACCOUNTANTS


The financial statements of Anchor National as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------


Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.



Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................     8
Annuity Unit Values...........................     9
Taxes.........................................    11
Distribution of Contracts.....................    15
Financial Statements..........................    15


----------------------------------------------------------------
----------------------------------------------------------------
                              FINANCIAL STATEMENTS
----------------------------------------------------------------
----------------------------------------------------------------


The financial statements of Anchor National which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the withdrawal charge will be insufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Variable Portfolios of the separate account. The value of the interests of owners, participants, Annuitants, payees and Beneficiaries under the variable portion of the contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Anchor National Life Insurance Company



In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Los Angeles, California


November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



                                                                       AT SEPTEMBER 30,
                                                              ----------------------------------
                                                                   1998               1997
                                                              ---------------    ---------------
ASSETS
Investments:
  Cash and short-term investments...........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)..................    1,954,754,000      1,986,194,000
  Mortgage loans............................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000)........................          169,000          1,275,000
  Real estate...............................................       24,000,000         24,000,000
  Other invested assets.....................................       30,636,000        143,722,000
                                                              ---------------    ---------------
          Total investments.................................    2,734,742,000      2,608,301,000
Variable annuity assets held in separate accounts...........   11,133,569,000      9,343,200,000
Accrued investment income...................................       26,408,000         21,759,000
Deferred acquisition costs..................................      539,850,000        536,155,000
Income taxes currently receivable...........................        5,869,000                 --
Other assets................................................       85,926,000         61,524,000
                                                              ---------------    ---------------
          TOTAL ASSETS......................................  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts......................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts..............      282,267,000        295,175,000
  Payable to brokers for purchases of securities............       27,053,000            263,000
  Income taxes currently payable............................               --         32,265,000
  Other liabilities.........................................      106,594,000        122,728,000
                                                              ---------------    ---------------
          Total reserves, payables and accrued
           liabilities......................................    2,605,186,000      2,549,234,000
                                                              ---------------    ---------------
Variable annuity liabilities related to separate accounts...   11,133,569,000      9,343,200,000
                                                              ---------------    ---------------
Subordinated notes payable to Parent........................       39,182,000         36,240,000
                                                              ---------------    ---------------
Deferred income taxes.......................................       95,758,000         67,047,000
                                                              ---------------    ---------------
Shareholder's equity:
  Common Stock..............................................        3,511,000          3,511,000
  Additional paid-in capital................................      308,674,000        308,674,000
  Retained earnings.........................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale.....................................        8,415,000         18,405,000
                                                              ---------------    ---------------
          Total shareholder's equity........................      652,669,000        575,218,000
                                                              ---------------    ---------------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                         CONSOLIDATED INCOME STATEMENT



                                                                         YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                  1998             1997             1996
                                                              -------------    -------------    -------------
Investment income...........................................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                                              -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts...................................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts...........................    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness.......................................     (1,498,000)      (2,549,000)      (2,568,000)
  Subordinated notes payable to Parent......................     (3,114,000)      (3,142,000)      (2,556,000)
                                                              -------------    -------------    -------------
          Total interest expense............................   (135,094,000)    (137,558,000)    (107,788,000)
                                                              -------------    -------------    -------------
NET INVESTMENT INCOME.......................................     86,872,000       73,201,000       56,843,000
                                                              -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES)..................................................     19,482,000      (17,394,000)     (13,355,000)
                                                              -------------    -------------    -------------
Fee income:
  Variable annuity fees.....................................    200,867,000      139,492,000      103,970,000
  Net retained commissions..................................     48,561,000       39,143,000       31,548,000
  Asset management fees.....................................     29,592,000       25,764,000       25,413,000
  Surrender charges.........................................      7,404,000        5,529,000        5,184,000
  Other fees................................................      3,938,000        3,218,000        3,390,000
                                                              -------------    -------------    -------------
          TOTAL FEE INCOME..................................    290,362,000      213,146,000      169,505,000
                                                              -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES..................................................    (96,102,000)     (98,802,000)     (81,552,000)
                                                              -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS.........................................    (72,713,000)     (66,879,000)     (57,520,000)
                                                              -------------    -------------    -------------
ANNUAL COMMISSIONS..........................................    (18,209,000)      (8,977,000)      (4,613,000)
                                                              -------------    -------------    -------------
PRETAX INCOME...............................................    209,692,000       94,295,000       69,308,000
Income tax expense..........................................    (71,051,000)     (31,169,000)     (24,252,000)
                                                              -------------    -------------    -------------
NET INCOME..................................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                                              =============    =============    =============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
     investments............................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  NATURE OF OPERATIONS



Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.



The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.



The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.



INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.



Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.



Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.



Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.



INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.



DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.



VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.



GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.



CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).



FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.



INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.



RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").



SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.



SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.



Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.



In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.



3.  INVESTMENTS



The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $   84,377,000       $   88,239,000
  Mortgage-backed securities................................     569,613,000          584,007,000
  Securities of public utilities............................     108,431,000          106,065,000
  Corporate bonds and notes.................................     883,890,000          884,209,000
  Redeemable preferred stocks...............................       6,125,000            6,888,000
  Other debt securities.....................................     282,427,000          285,346,000
                                                              --------------       --------------
  Total.....................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   18,496,000       $   18,962,000
  Mortgage-backed securities................................     636,018,000          649,196,000
  Securities of public utilities............................      22,792,000           22,893,000
  Corporate bonds and notes.................................     984,573,000        1,012,559,000
  Redeemable preferred stocks...............................       6,125,000            6,681,000
  Other debt securities.....................................     274,481,000          275,903,000
                                                              --------------       --------------
  Total.....................................................  $1,942,485,000       $1,986,194,000
                                                              ==============       ==============



The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:



                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
Due in one year or less.....................................  $   19,124,000       $   19,319,000
Due after one year through five years.......................     313,396,000          318,943,000
Due after five years through ten years......................     744,740,000          750,286,000
Due after ten years.........................................     287,990,000          282,199,000
Mortgage-backed securities..................................     569,613,000          584,007,000
                                                              --------------       --------------
Total.......................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============



Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)


Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                                 GROSS          GROSS
                                                              UNREALIZED      UNREALIZED
                                                                 GAINS          LOSSES
                                                              -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $ 3,862,000    $         --
  Mortgage-backed securities................................   15,103,000        (709,000)
  Securities of public utilities............................    2,420,000      (4,786,000)
  Corporate bonds and notes.................................   31,795,000     (31,476,000)
  Redeemable preferred stocks...............................      763,000              --
  Other debt securities.....................................    5,235,000      (2,316,000)
                                                              -----------    ------------
  Total.....................................................  $59,178,000    $(39,287,000)
                                                              ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   498,000    $    (32,000)
  Mortgage-backed securities................................   14,998,000      (1,820,000)
  Securities of public utilities............................      141,000         (40,000)
  Corporate bonds and notes.................................   28,691,000        (705,000)
  Redeemable preferred stocks...............................      556,000              --
  Other debt securities.....................................    1,569,000        (147,000)
                                                              -----------    ------------
  Total.....................................................  $46,453,000    $ (2,744,000)
                                                              ===========    ============



Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.



Gross realized investment gains and losses on sales of investments are as follows:



                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
  Realized gains........................................  $ 28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses.......................................    (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains........................................       337,000       4,002,000         511,000
  Realized losses.......................................            --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains........................................     8,824,000       2,450,000       1,135,000
IMPAIRMENT WRITEDOWNS...................................   (13,138,000)    (20,403,000)    (15,950,000)
                                                          ------------    ------------    ------------
          Total net realized investment gains and
            losses......................................  $ 19,482,000    $(17,394,000)   $(13,355,000)
                                                          ============    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)


The sources and related amounts of investment income are as follows:



                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
Short-term investments..................................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred stocks............   156,140,000     163,038,000     140,387,000
Mortgage loans..........................................    29,996,000      17,632,000       8,701,000
Common stocks...........................................        34,000          16,000           8,000
Real estate.............................................      (467,000)       (296,000)       (196,000)
Cost-method partnerships................................    24,311,000       6,725,000       4,073,000
Other invested assets...................................      (572,000)     11,864,000       1,011,000
                                                          ------------    ------------    ------------
          Total investment income.......................  $221,966,000    $210,759,000    $164,631,000
                                                          ============    ============    ============



Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.



At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.



At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.



At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.



At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.



As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.



At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



4.  FAIR VALUE OF FINANCIAL INSTRUMENTS



The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)


The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.



COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.



VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.



RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.



PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.



VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.



SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)


The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:



                                                              CARRYING VALUE       FAIR VALUE
                                                              ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments...........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks..............    1,954,754,000      1,954,754,000
  Mortgage loans............................................      391,448,000        415,981,000
  Common stocks.............................................          169,000            169,000
  Cost-method partnerships..................................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts.........   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts..............      282,267,000        282,267,000
  Payable to brokers for purchases of securities............       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts...............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent......................       39,182,000         40,550,000
                                                              ===============    ===============
1997:
ASSETS:
  Cash and short-term investments...........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks..............    1,986,194,000      1,986,194,000
  Mortgage loans............................................      339,530,000        354,495,000
  Common stocks.............................................        1,275,000          1,275,000
  Cost-method partnerships..................................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts.........    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts..............      295,175,000        295,175,000
  Payable to brokers for purchases of securities............          263,000            263,000
  Variable annuity liabilities related to separate
     accounts...............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent......................       36,240,000         37,393,000
                                                              ===============    ===============



5.  SUBORDINATED NOTES PAYABLE TO PARENT



Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in
2001.



6.  REINSURANCE



On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.



As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.  CONTINGENT LIABILITIES



The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.



The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.



8.  SHAREHOLDER'S EQUITY



The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.



Changes in shareholder's equity are as follows:



                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances....................................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received........................            --      28,411,000      27,387,000
                                                          ------------    ------------    ------------
  Ending balances.......................................  $308,674,000    $308,674,000    $280,263,000
                                                          ============    ============    ============
RETAINED EARNINGS:
  Beginning balances....................................  $244,628,000    $207,002,000    $191,346,000
  Net income............................................   138,641,000      63,126,000      45,056,000
  Dividend paid.........................................   (51,200,000)    (25,500,000)    (29,400,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $332,069,000    $244,628,000    $207,002,000
                                                          ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
  Beginning balances....................................  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
  Change in net unrealized gains (losses) on debt
     securities available for sale......................   (23,818,000)     57,463,000      (2,904,000)
  Change in net unrealized gains (losses) on equity
     securities available for sale......................      (950,000)        (55,000)      3,538,000
  Change in adjustment to deferred acquisition costs....     9,400,000     (20,600,000)       (400,000)
  Tax effects of net changes............................     5,378,000     (12,882,000)        (82,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                                          ============    ============    ============



Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.



Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.  SHAREHOLDER'S EQUITY -- (CONTINUED)


capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31, 1997 and $311,176,000 at December 31, 1996.



9.  INCOME TAXES



The components of the provisions for federal income taxes on pretax income consist of the following:



                                                           NET REALIZED
                                                            INVESTMENT
                                                          GAINS (LOSSES)     OPERATIONS        TOTAL
                                                          --------------    ------------    ------------
1998:
  Currently payable.....................................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred..............................................       (550,000)      34,637,000      34,087,000
                                                           ------------     ------------    ------------
          Total income tax expense......................   $  3,671,000     $ 67,380,000    $ 71,051,000
                                                           ============     ============    ============
1997:
  Currently payable.....................................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred..............................................     (2,258,000)     (13,766,000)    (16,024,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                                           ============     ============    ============
1996:
  Currently payable.....................................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred..............................................    (10,347,000)       6,996,000      (3,351,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                                           ============     ============    ============



Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:



                                                                     YEARS ENDED SEPTEMBER 30,
                                                             -----------------------------------------
                                                                1998           1997           1996
                                                             -----------    -----------    -----------
Amount computed at statutory rate..........................  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases of
     net assets acquired...................................      460,000        666,000        464,000
  State income taxes, net of federal tax benefit...........    5,530,000      1,950,000      2,070,000
  Dividends-received deduction.............................   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits..............................................   (1,296,000)      (318,000)      (257,000)
  Other, net...............................................      219,000        138,000         74,000
                                                             -----------    -----------    -----------
          Total income tax expense.........................  $71,051,000    $31,169,000    $24,252,000
                                                             ===========    ===========    ===========



For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.  INCOME TAXES -- (CONTINUED)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:



                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                  1998             1997
                                                              -------------    -------------
DEFERRED TAX LIABILITIES:
Investments.................................................  $  17,643,000    $  13,160,000
Deferred acquisition costs..................................    223,392,000      154,949,000
State income taxes..........................................      2,873,000        1,777,000
Other liabilities...........................................        144,000               --
Net unrealized gains on debt and equity securities available
  for sale..................................................      4,531,000        9,910,000
                                                              -------------    -------------
Total deferred tax liabilities..............................    248,583,000      179,796,000
                                                              -------------    -------------
DEFERRED TAX ASSETS:
Contractholder reserves.....................................   (149,915,000)    (108,090,000)
Guaranty fund assessments...................................     (2,910,000)      (2,707,000)
Other assets................................................             --       (1,952,000)
                                                              -------------    -------------
Total deferred tax assets...................................   (152,825,000)    (112,749,000)
                                                              -------------    -------------
Deferred income taxes.......................................  $  95,758,000    $  67,047,000
                                                              =============    =============



10.  RELATED-PARTY MATTERS



The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.



The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.



The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.



During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.



During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.



During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.  RELATED-PARTY MATTERS (CONTINUED)


During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.



During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.



During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.



11.  BUSINESS SEGMENTS



Summarized data for the Company's business segments follow:



                                                                    TOTAL
                                                                 DEPRECIATION
                                                                     AND
                                                    TOTAL        AMORTIZATION       PRETAX            TOTAL
                                                   REVENUES        EXPENSE          INCOME           ASSETS
                                                 ------------    ------------    ------------    ---------------
1998:
  Annuity operations...........................  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations.....................    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management operations..................    41,040,000     14,780,000        9,171,000        104,476,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                                                 ============    ===========     ============    ===============
1997:
  Annuity operations...........................  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations.....................    38,005,000        689,000       16,705,000         51,400,000
  Asset management operations..................    35,661,000     16,357,000        2,798,000         81,518,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                                                 ============    ===========     ============    ===============
1996:
  Annuity operations...........................  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations.....................    31,053,000        449,000       13,033,000         37,355,000
  Asset management operations..................    33,047,000     18,295,000        2,448,000         74,410,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                                                 ============    ===========     ============    ===============



12.  SUBSEQUENT EVENTS



On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.  SUBSEQUENT EVENTS (CONTINUED)


On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              INCEPTION TO      FISCAL YEAR
                       PORTFOLIOS                               11/30/97         11/30/98
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 6/3/97)
         Beginning AUV..................................       $   18.52         $   21.26
         Ending AUV.....................................       $   21.26         $   23.72
         Ending Number of AUs...........................       1,392,262         7,356,862
-------------------------------------------------------------------------------------------
  Growth (Inception Date - 6/3/97)
         Beginning AUV..................................       $   17.93         $   20.31
         Ending AUV.....................................       $   20.31         $   24.41
         Ending Number of AUs...........................         789,274         3,678,108
-------------------------------------------------------------------------------------------
  Natural Resources (Inception Date - 6/4/97)
         Beginning AUV..................................       $   12.39         $   11.14
         Ending AUV.....................................       $   11.14         $    9.30
         Ending Number of AUs...........................         195,946           641,479
-------------------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 6/11/97)
         Beginning AUV..................................       $   11.99         $   12.65
         Ending AUV.....................................       $   12.65         $   13.66
         Ending Number of AUs...........................         395,258         5,697,571
-------------------------------------------------------------------------------------------
  Emerging Markets (Inception Date - 6/5/97)
         Beginning AUV..................................       $   10.14         $    7.97
         Ending AUV.....................................       $    7.97         $    6.14
         Ending Number of AUs...........................         663,212         2,574,316
-------------------------------------------------------------------------------------------
  International Diversified Equities (Inception Date - 6/4/97)
         Beginning AUV..................................       $   12.04         $   11.62
         Ending AUV.....................................       $   11.62         $   13.53
         Ending Number of AUs...........................       1,040,812         4,519,545
-------------------------------------------------------------------------------------------
  Global Equities (Inception Date - 6/3/97)
         Beginning AUV..................................       $   16.54         $   16.90
         Ending AUV.....................................       $   16.90         $   19.21
         Ending Number of AUs...........................         600,294         2,566,912
-------------------------------------------------------------------------------------------
  International Growth and Income (Inception Date - 6/4/97)
         Beginning AUV..................................       $    9.97         $   10.33
         Ending AUV.....................................       $   10.33         $   11.16
         Ending Number of AUs...........................       1,310,126         6,738,263
-------------------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 6/9/97)
         Beginning AUV..................................       $   10.03         $   11.51
         Ending AUV.....................................       $   11.51         $   11.86
         Ending Number of AUs...........................         821,105         2,794,187
-------------------------------------------------------------------------------------------
  Real Estate (Inception Date - 6/4/97)
         Beginning AUV..................................       $    9.98         $   11.44
         Ending AUV.....................................       $   11.44         $    9.80
         Ending Number of AUs...........................         887,321         3,336,767
-------------------------------------------------------------------------------------------
  Putnam Growth (Inception Date - 6/3/97)
         Beginning AUV..................................       $   15.80         $   18.47
         Ending AUV.....................................       $   18.47         $   22.29
         Ending Number of AUs...........................         831,178         4,949,624
-------------------------------------------------------------------------------------------
  MFS Growth and Income* (Inception Date - 6/4/97)
         Beginning AUV..................................       $   15.82         $   17.63
         Ending AUV.....................................       $   17.63         $   20.46
         Ending Number of AUs...........................         191,101           694,076
-------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 6/2/97)
         Beginning AUV..................................       $   21.81         $   24.51
         Ending AUV.....................................       $   24.51         $   32.81
         Ending Number of AUs...........................       2,092,044        12,001,651
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------



              * Formerly named Growth/Phoenix and managed by Phoenix Investment Counsel, Inc.

              AUV - Accumulation Unit Value
              AU - Accumulation Units

                                                              INCEPTION TO      FISCAL YEAR
                       PORTFOLIOS                               11/30/97         11/30/98
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  "Dogs of Wall Street" (Inception Date - 4/1/98)
         Beginning AUV..................................       $      --         $    9.83
         Ending AUV.....................................       $      --         $    9.71
         Ending Number of AUs...........................              --         4,324,225
-------------------------------------------------------------------------------------------
  Venture Value (Inception Date - 6/2/97)
         Beginning AUV..................................       $   18.63         $   21.30
         Ending AUV.....................................       $   21.30         $   23.36
         Ending Number of AUs...........................       4,281,879        20,734,371
-------------------------------------------------------------------------------------------
  Federated Value (Inception Date - 6/4/97)
         Beginning AUV..................................       $   12.14         $   13.62
         Ending AUV.....................................       $   13.62         $   15.86
         Ending Number of AUs...........................         736,333         3,783,248
-------------------------------------------------------------------------------------------
  Growth-Income (Inception Date - 6/3/97)
         Beginning AUV..................................       $   18.84         $   21.41
         Ending AUV.....................................       $   21.41         $   25.71
         Ending Number of AUs...........................       1,949,292         9,786,202
-------------------------------------------------------------------------------------------
  Utility (Inception Date - 6/6/97)
         Beginning AUV..................................       $   11.41         $   12.74
         Ending AUV.....................................       $   12.74         $   14.56
         Ending Number of AUs...........................         177,618         1,807,529
-------------------------------------------------------------------------------------------
  Asset Allocation (Inception Date - 6/3/97)
         Beginning AUV..................................       $   16.59         $   17.98
         Ending AUV.....................................       $   17.98         $   18.22
         Ending Number of AUs...........................       1,498,681         8,996,522
-------------------------------------------------------------------------------------------
  MFS Total Return** (Inception Date - 6/10/97)
         Beginning AUV..................................       $   14.44         $   15.45
         Ending AUV.....................................       $   15.45         $   17.28
         Ending Number of AUs...........................         218,391         1,492,175
-------------------------------------------------------------------------------------------
  SunAmerica Balanced (Inception Date - 6/5/97)
         Beginning AUV..................................       $   11.84         $   13.22
         Ending AUV.....................................       $   13.22         $   15.60
         Ending Number of AUs...........................         363,136         3,543,245
-------------------------------------------------------------------------------------------
  Worldwide High Income (Inception Date - 6/5/97)
         Beginning AUV..................................       $   15.57         $   15.98
         Ending AUV.....................................       $   15.98         $   13.57
         Ending Number of AUs...........................         596,308         2,430,509
-------------------------------------------------------------------------------------------
  High-Yield Bond (Inception Date - 6/9/97)
         Beginning AUV..................................       $   13.63         $   14.66
         Ending AUV.....................................       $   14.66         $   14.25
         Ending Number of AUs...........................         758,856         5,006,115
-------------------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 6/9/97)
         Beginning AUV..................................       $   11.83         $   12.54
         Ending AUV.....................................       $   12.54         $   13.15
         Ending Number of AUs...........................         328,300         3,633,064
-------------------------------------------------------------------------------------------
  Global Bond (Inception Date - 6/11/97)
         Beginning AUV..................................       $   12.41         $   13.08
         Ending AUV.....................................       $   13.08         $   14.40
         Ending Number of AUs...........................         183,563         1,342,157
-------------------------------------------------------------------------------------------
  Cash Management (Inception Date - 6/5/97)
         Beginning AUV..................................       $   11.24         $   11.43
         Ending AUV.....................................       $   11.43         $   11.83
         Ending Number of AUs...........................       1,514,290         5,488,046
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------



              ** Formerly named Balanced/Phoenix and managed by Phoenix Investment Counsel, Inc.


              AUV - Accumulation Unit Value
              AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                                            (N/12)
                          [(1+I/(1+J+0.005)]       - 1

                  The MVA formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:


     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;


     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT


Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.


                                      (N/12)
The MVA factor is = [(1+I/(1+J+0.005)]       - 1


                                         (18/12)
                  = [(1.05)/(1.04+0.005)]        - 1


                              (1.5)
                  = (1.004785)      - 1


                  = 1.007186 - 1


                  = + 0.007186


The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.007186) = +$28.74



$28.74 represents the MVA that would be added to your withdrawal.


NEGATIVE ADJUSTMENT


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.


                                       (N/12)
The MVA factor is = [(1+I)/(1+J+0.005)]       - 1


                                         (18/12)
                  = [(1.05)/(1.06+0.005)]        - 1



                              (1.5)
                  = (0.985915)      - 1


                  = 0.978948 - 1


                  = - 0.021052


The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                        $4,000 X (- 0.021052) = -$84.21



$84.21 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX C - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
========================================================================================
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
District of Columbia                                             2.25%          2.25%
----------------------------------------------------------------------------------------
Kentucky                                                            2%             2%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%           3.5%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                            VARIABLE SEPARATE ACCOUNT



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated January 29, 1999, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                January 29, 1999

                                TABLE OF CONTENTS



                                                                             PAGE
                                                                             ----
Separate Account............................................................   3

General Account.............................................................   3

Performance Data ...........................................................   4

Income Payments.............................................................   8

Annuity Unit Values.........................................................   9

Taxes.......................................................................  11

Distribution of Contracts...................................................  15

Financial Statements........................................................  15

                                SEPARATE ACCOUNT


      Variable Separate Account was originally established by Anchor National Life Insurance Company (the "Company") on June 25, 1981, pursuant to the provisions of California law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

      The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

      The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

      The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

      Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Income Payments).

                                 GENERAL ACCOUNT

      The general account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 1, 3, 5, 7 or 10 year fixed account options and the DCA accounts for 6-month and 1-year periods available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

      The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

      From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

      In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

      For periods starting prior to the date the contracts were first offered to the public, the total return data for the Variable Portfolios of the separate account will be derived from the performance of the corresponding underlying funds of Anchor Series Trust and SunAmerica Series Trust, modified to reflect the charges and expenses as if the separate account Variable Portfolio had been in existence since the inception date of each respective Anchor Series Trust and SunAmerica Series Trust underlying fund. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of Anchor Series Trust and SunAmerica Series Trust, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). Anchor Series Trust and SunAmerica Series Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO


      The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending November 30, 1998, were 2.97% and 3.02%, respectively.


      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

            Base Period Return = (EV-SV-RMC)/(SV)

      where:

            SV = value of one Accumulation Unit at the start of a 7 day period

            EV = value of one Accumulation Unit at the end of the 7 day period

            CMF = an allocated portion of the $35 annual contract maintenance fee, prorated for 7 days

      The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

      The current yield is then obtained by annualizing the Base Period Return:

            Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

            Effective Yield = [(Base Period Return + 1)(365/7) - 1]

      The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

      The Variable Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

      The total returns since each Variable Portfolio's inception date and, if applicable, for a 1 year period, are shown on the following page, both with and without an assumed complete redemption at the end of the period.

                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                       PERIOD ENDING ON NOVEMBER 30, 1998
                        (RETURN WITH/WITHOUT REDEMPTION)



                                                    INCEPTION         SINCE
               VARIABLE PORTFOLIO                      DATE         INCEPTION      1 YEAR
   --------------------------------------------     ----------      ---------      -------
   Capital Appreciation                              6/03/97       14.22/17.96      4.53/11.53
   Growth                                            6/03/97       19.25/22.91     13.11/20.11
   Natural Resources                                 6/04/97     (22.20)/(17.71) (23.67)/(16.67)
   Government & Quality Bond                         6/11/97        5.25/9.20       0.09/7.91
   Aggressive Growth                                 6/09/97        8.05/11.93    (4.02)/2.98
   International Diversified Equities                6/04/97        4.14/8.05       9.42/16.42
   Global Equities                                   6/03/97        6.55/10.41      6.53/13.53
   Putnam Growth                                     6/03/97       22.25/25.87     13.60/20.60
   MFS Growth and Income*                            6/04/97       15.02/18.75      8.96/15.96
   Alliance Growth                                   6/02/97       27.83/31.36     26.82/33.82
   "Dogs" of Wall Street                             4/01/98      (9.95)/(2.95)        --
   Venture Value                                     6/02/97       12.53/16.28      2.63/9.63
   Federated Value                                   6/04/97       15.86/19.58      9.39/16.39
   Growth-Income                                     6/03/97       19.46/23.12     13.04/20.04
   Utility                                           6/06/97       13.99/17.75      7.11/14.11
   Asset Allocation                                  6/03/97        2.46/6.39     (5.76)/1.24
   MFS Total Return**                                6/10/97        8.97/12.35      4.76/11.76
   SunAmerica Balanced                               6/05/97       16.55/20.27     10.94/17.94
   Worldwide High Income                             6/05/97     (13.21)/(8.94)  (22.17)/(15.17)
   High-Yield Bond                                   6/09/97      (1.07)/2.98     (9.84)/(2.84)
   Corporate Bond                                    6/09/97        3.38/7.34     (2.15)/4.85
   Global Bond                                       6/11/97        6.60/10.53      2.97/9.97
   Emerging Markets                                  6/05/97     (33.76)/(28.91) (30.24)/(23.24)
   International Growth and Income                   6/04/97        3.78/7.70       0.87/7.87
   Real Estate                                       6/04/97      (5.45)/(1.35)  (21.51)/(14.51)


-----------------

*  Formerly named Growth/Phoenix and managed by Phoenix Investment
   Counsel, Inc.
** Formerly named Balance/Phoenix and managed by Phoenix Investment
   Counsel, Inc.
Total return figures are based on historical data and are not intended to indicate future performance.



Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

            P(1+T)(n) = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

      The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

      The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

      For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.


INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

     If contract holders elect to begin Income Payments using the Income Protector Program, the income benefit base is determined as described in the prospectus. The initial Income Payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector Program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the Income Option selected.

     The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly payment.



                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                  NIF = ($11.46/$11.44)

                      =  1.00174825

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

            1/[(1.035)(1/12)] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

            $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

           First Payment = $4.92 x ($116,412.31/$1,000) = $572.75

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

           Annuity Units = $572.75/$13.256932 = 43.203812

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

           Second Payment = 43.203812 x $13.327695 = $575.81

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES

GENERAL

      Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as Income Payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

      For Income Payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of Income Payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

      The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

      The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

      An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) Income Payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

      Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

      Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

      The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

      Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

      An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

      The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

      Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

      Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

      (a)   H.R. 10 PLANS

            Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (b)   TAX-SHELTERED ANNUITIES

            Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (c)   INDIVIDUAL RETIREMENT ANNUITIES

            Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (d)   ROTH IRAS

            Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

      (e)   CORPORATE PENSION AND PROFIT-SHARING PLANS

            Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (f)   DEFERRED COMPENSATION PLANS - SECTION 457

            Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.


                            DISTRIBUTION OF CONTRACTS

      The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc.


      For the year ended November 30, 1998, the aggregate amount of underwriting commissions paid by the company to SunAmerica Capital Services, Inc. was $38,370,122, of which $3,837,012 was retained by it. For the period from inception to November 30, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $6,510,073, of which $650,488 was retained by it.


      Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

      The audited consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed account options and the DCA accounts for 6-month and 1-year periods. The financial statements of Variable Separate Account as of November 30, 1997 and for the period from inception to November 30, 1997, are included in this Statement of Additional Information.


      PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the Polaris II Variable Annuity)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                NOVEMBER 30, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS



January 27, 1998



To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity)


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at November 30, 1997, and the results of their operations and the changes in their net assets for the period from inception to November 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1997




                                                                             Government International
                                         Capital                   Natural          and   Diversified       Global   Aggressive
                                    Appreciation       Growth    Resources Quality Bond      Equities     Equities       Growth
                                       Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                    -------------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series
      Trust, at market value         $29,593,338  $16,032,042  $ 2,182,361  $ 5,001,782   $         0  $         0  $         0

   Investments in SunAmerica Series
      Trust, at market value                   0            0            0            0    12,090,046   10,145,644    9,450,335

Liabilities                                    0            0            0            0             0            0            0
                                    -------------------------------------------------------------------------------------------

Net Assets                           $29,593,338  $16,032,042  $ 2,182,361  $ 5,001,782   $12,090,046  $10,145,644  $ 9,450,335
                                    ===========================================================================================


Accumulation units outstanding         1,392,262      789,274      195,946      395,258     1,040,812      600,294      821,105
                                    ===========================================================================================

Unit value of accumulation units     $     21.26  $     20.31  $     11.14  $     12.65   $     11.62  $     16.90  $     11.51
                                    ===========================================================================================





                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1997
                                   (Continued)



                                                                         Growth/Phoenix
                                         Venture    Federated       Putnam   Investment     Alliance      Growth-        Asset
                                           Value        Value       Growth      Counsel       Growth       Income   Allocation
                                       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                     -----------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series
      Trust, at market value         $         0  $         0  $         0  $         0  $         0  $         0  $         0

   Investments in SunAmerica Series
      Trust, at market value          91,204,022     10,027,159 15,352,973    3,369,267   51,268,810   41,725,084   26,951,364

Liabilities                                    0            0            0            0            0            0            0
                                     -----------------------------------------------------------------------------------------

Net Assets                           $91,204,022  $10,027,159  $15,352,973  $ 3,369,267  $51,268,810  $41,725,084  $26,951,364
                                     ===========  ===========  ===========  ===========  ===========  ===========  ===========


Accumulation units outstanding         4,281,879      736,333      831,178      191,101    2,092,044    1,949,292    1,498,681
                                     ===========  ===========  ===========  ===========  ===========  ===========  ===========

Unit value of accumulation units     $     21.30  $     13.62  $     18.47  $     17.63  $     24.51  $     21.41  $     17.98
                                     ===========  ===========  ===========  ===========  ===========  ===========  ===========





                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1997
                                   (Continued)



                                             Balanced/Phoenix
                                      SunAmerica   Investment                 Worldwide   High-Yield      Global     Corporate
                                        Balanced      Counsel      Utility  High Income         Bond        Bond          Bond
                                       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                     -----------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series
      Trust, at market value         $         0  $         0  $         0  $         0  $         0  $         0  $         0

   Investments in SunAmerica Series
      Trust, at market value           4,800,246    3,373,602    2,263,772    9,526,174   11,124,235    2,401,648    4,115,506

Liabilities                                    0            0            0            0            0            0            0
                                     -----------------------------------------------------------------------------------------

Net Assets                           $ 4,800,246  $ 3,373,602  $ 2,263,772  $ 9,526,174  $11,124,235  $ 2,401,648  $ 4,115,506
                                     =========================================================================================


Accumulation units outstanding           363,136      218,391      177,618      596,308      758,856      183,563      328,300
                                     =========================================================================================

Unit value of accumulation units     $     13.22  $     15.45  $     12.74  $     15.98  $     14.66  $     13.08  $     12.54
                                     =========================================================================================





                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1997
                                   (Continued)



                                             International        Emerging            Real            Cash
                                           Growth & Income         Markets          Estate      Management
                                                 Portfolio       Portfolio       Portfolio       Portfolio           TOTAL
                                           -------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                         $          0    $          0    $          0    $          0    $ 52,809,523

   Investments in SunAmerica Series Trust,
      at market value                           13,536,054       5,286,266      10,152,241      17,307,907     355,472,355

Liabilities                                              0               0               0               0               0
                                           -------------------------------------------------------------------------------

Net Assets                                    $ 13,536,054    $  5,286,266    $ 10,152,241    $ 17,307,907    $408,281,878
                                            ==============================================================================


Accumulation units outstanding                   1,310,126         663,212         887,321       1,514,290
                                            ==============================================================================

Unit value of accumulation units              $      10.33    $       7.97    $      11.44    $      11.43
                                            ==============================================================================





                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                NOVEMBER 30, 1997



                                                                    Market Value         Market
Variable Accounts                                          Shares      Per Share          Value              Cost
-----------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio                          938,660      $   31.53   $ 29,593,338      $ 30,394,151
  Growth Portfolio                                        600,213          26.71     16,032,042        16,290,032
  Natural Resources Portfolio                             149,821          14.57      2,182,361         2,523,118
  Government and Quality Bond Portfolio                   361,373          13.84      5,001,782         5,002,770
                                                                                   ------------------------------
                                                                                     52,809,523        54,210,071
                                                                                   ------------------------------
SUNAMERICA SERIES TRUST:
  International Diversified Equities Portfolio          1,066,944          11.33     12,090,046        12,472,071
  Global Equities Portfolio                               634,962          15.98     10,145,644        10,484,546
  Aggressive Growth Portfolio                             803,716          11.76      9,450,335         9,864,490
  Venture Value Portfolio                               4,249,067          21.47     91,204,022        90,307,355
  Federated Value Portfolio                               721,554          13.90     10,027,159         9,808,076
  Putnam Growth Portfolio                                 801,749          19.15     15,352,973        14,835,244
  Growth/Phoenix Investment Counsel Portfolio             215,709          15.62      3,369,267         3,328,660
  Alliance Growth Portfolio                             2,272,203          22.56     51,268,810        51,712,361
  Growth-Income Portfolio                               2,004,384          20.82     41,725,084        41,112,961
  Asset Allocation Portfolio                            1,662,722          16.21     26,951,364        26,951,439
  SunAmerica Balanced Portfolio                           356,898          13.45      4,800,246         4,733,573
  Balanced/Phoenix Investment Counsel Portfolio           228,724          14.75      3,373,602         3,344,205
  Utility Portfolio                                       175,316          12.91      2,263,772         2,113,889
  Worldwide High Income Portfolio                         721,693          13.20      9,526,174         9,716,666
  High-Yield Bond Portfolio                               941,177          11.82     11,124,235        10,965,904
  Global Bond Portfolio                                   208,592          11.51      2,401,648         2,355,655
  Corporate Bond Portfolio                                356,551          11.54      4,115,506         4,049,668
  International Growth & Income Portfolio               1,300,293          10.41     13,536,054        13,713,708
  Emerging Markets Portfolio                              658,251           8.03      5,286,266         6,210,701
  Real Estate Portfolio                                   880,710          11.53     10,152,241         9,857,758
  Cash Management Portfolio                             1,612,215          10.74     17,307,907        17,214,330
                                                                                   ------------------------------
                                                                                    355,472,355       355,153,260
                                                                                   ------------------------------
                                                                                   $408,281,878      $409,363,331
                                                                                   ==============================





                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997



                                                                             Government International
                                      Capital                     Natural           and   Diversified        Global    Aggressive
                                 Appreciation        Growth     Resources  Quality Bond      Equities      Equities        Growth
                                    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                 ------------------------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains
     distributions                $   911,361   $   545,326   $    66,978   $    94,773   $     1,518   $         0   $         0
                                 ------------------------------------------------------------------------------------------------

      Total investment income         911,361       545,326        66,978        94,773         1,518             0             0
                                 ------------------------------------------------------------------------------------------------

Expenses:
   Mortality risk charge              (56,703)      (27,940)       (4,890)       (8,233)      (25,800)      (21,274)      (18,083)
   Expense risk charge                (19,457)       (9,587)       (1,678)       (2,825)       (8,853)       (7,300)       (6,205)
   Distribution expense charge         (8,338)       (4,109)         (719)       (1,211)       (3,794)       (3,129)       (2,659)
                                 ------------------------------------------------------------------------------------------------

      Total expenses                  (84,498)      (41,636)       (7,287)      (12,269)      (38,447)      (31,703)      (26,947)
                                 ------------------------------------------------------------------------------------------------

Net investment income (loss)          826,863       503,690        59,691        82,504       (36,929)      (31,703)      (26,947)
                                 ------------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
      Proceeds from shares sold             1             0         2,259        25,849     3,045,880        39,703     1,542,757
      Cost of shares sold                  (1)            0        (2,196)      (25,644)   (3,152,060)   (1,545,623)
                                 ------------------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions                  0             0            63           205      (106,180)           95        (2,866)
                                 ------------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
      Beginning of period                   0             0             0             0             0             0             0
      End of period                  (800,813)     (257,990)     (340,757)         (988)     (382,025)     (338,902)     (414,155)
                                 ------------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
  of investments                     (800,813)     (257,990)     (340,757)         (988)     (382,025)     (338,902)     (414,155)
                                 ------------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations          $    26,050   $   245,700   $  (281,003)  $    81,721   $  (525,134)  $  (370,510)  $  (443,968)
                                 =================================================================================================



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997
                                   (Continued)



                                                                     Growth/Phoenix
                                     Venture    Federated       Putnam   Investment     Alliance       Growth        Asset
                                       Value        Value       Growth      Counsel       Growth       Income   Allocation
                                   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                   ---------------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains
     distributions                 $       0    $       0    $       0    $       0    $       0    $       0    $       0
                                   ---------------------------------------------------------------------------------------

      Total investment income              0            0            0            0            0            0            0
                                   ---------------------------------------------------------------------------------------

Expenses:
   Mortality risk charge            (181,251)     (18,872)     (31,207)      (6,095)    (100,381)     (82,353)     (51,617)
   Expense risk charge               (62,194)      (6,476)     (10,708)      (2,091)     (34,445)     (28,258)     (17,712)
   Distribution expense charge       (26,655)      (2,775)      (4,590)        (896)     (14,762)     (12,111)      (7,591)
                                   ---------------------------------------------------------------------------------------

      Total expenses                (270,100)     (28,123)     (46,505)      (9,082)    (149,588)    (122,722)     (76,920)
                                   ---------------------------------------------------------------------------------------

Net investment income (loss)        (270,100)     (28,123)     (46,505)      (9,082)    (149,588)    (122,722)     (76,920)
                                   ---------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
      Proceeds from shares sold       46,808      138,247      394,302       89,348      497,383      282,177      394,293
      Cost of shares sold            (46,627)    (135,551)    (400,977)     (86,620)    (488,685)    (276,652)    (392,118)
                                   ---------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions               181        2,696       (6,675)       2,728        8,698        5,525        2,175
                                   ---------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
      Beginning of period                  0            0            0            0            0            0            0
      End of period                  896,667      219,083      517,729       40,607     (443,551)     612,123          (75)
                                   ---------------------------------------------------------------------------------------

Change in net unrealized
   appreciation/depreciation
   of investments                    896,667      219,083      517,729       40,607     (443,551)     612,123          (75)
                                   ---------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations           $ 626,748    $ 193,656    $ 464,549    $  34,253    $(584,441)   $ 494,926    $ (74,820)
                                   =======================================================================================




                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997
                                   (Continued)


                                        Balanced/Phoenix
                                  SunAmerica  Investment                Worldwide   High-Yield      Global  Corporate
                                   Balanced    Counsel       Utility   High Income        Bond        Bond       Bond
                                  Portfolio   Portfolio     Portfolio   Portfolio    Portfolio   Portfolio  Portfolio
                                  -----------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains
     distributions               $      0   $      0        $      0   $         0   $       0   $      0   $      0
                                 --------   --------        --------   -----------   ---------   --------   --------

      Total investment income           0          0               0             0           0          0          0
                                 --------   --------        --------   -----------   ---------   --------   --------

Expenses:
   Mortality risk charge           (9,114)    (6,480)         (4,284)      (20,957)    (20,085)    (4,405)    (6,256)
   Expense risk charge             (3,127)    (2,223)         (1,470)       (7,191)     (6,892)    (1,511)    (2,147)
   Distribution expense charge     (1,341)      (953)           (630)       (3,082)     (2,954)      (648)      (919)
                                 --------   --------        --------   -----------   ---------   --------   --------

      Total expenses              (13,582)    (9,656)         (6,384)      (31,230)    (29,931)    (6,564)    (9,322)
                                 --------   --------        --------   -----------   ---------   --------   --------

Net investment income (loss)      (13,582)    (9,656)         (6,384)      (31,230)    (29,931)    (6,564)    (9,322)
                                 --------   --------        --------   -----------   ---------   --------   --------

Net realized gains (losses) from
  securities transactions:
      Proceeds from shares sold     6,783     37,025          82,594     1,530,979     319,355     46,150    285,498
      Cost of shares sold          (6,801)   (37,076)        (81,057)   (1,521,403)   (314,829)   (45,576)   281,620)
                                 --------   --------        --------   -----------   ---------   --------   --------

Net realized gains (losses) from
   securities transactions            (18)       (51)          1,537         9,576       4,526        574      3,878
                                 --------   --------        --------   -----------   ---------   --------   --------

Net unrealized appreciation
  (depreciation) of investments:
      Beginning of period               0          0               0             0           0          0          0
      End of period                66,673     29,397         149,883      (190,492)    158,331     45,993     65,838
                                 --------   --------        --------   -----------   ---------   --------   --------

Change in net unrealized
  appreciation/depreciation
  of investments                   66,673     29,397         149,883      (190,492)    158,331     45,993     65,838
                                 --------   --------        --------   -----------   ---------   --------   --------

Increase (decrease) in net
  assets from operations         $ 53,073   $ 19,690        $145,036   $  (212,146)  $ 132,926   $ 40,003   $ 60,394
                                 ========   ========        ========   ===========   =========   ========   ========



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997
                                   (Continued)



                                               International         Emerging             Real             Cash
                                             Growth & Income          Markets           Estate       Management
                                                   Portfolio        Portfolio        Portfolio        Portfolio            TOTAL
                                             -----------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains distributions      $       0         $       0        $       0     $          0     $  1,619,956
                                                  ---------         ---------        ---------     ------------     ------------

      Total investment income                             0                 0                0                0        1,619,956
                                                  ---------         ---------        ---------     ------------     ------------

Expenses:
   Mortality risk charge                            (26,820)          (11,793)         (18,308)         (29,606)        (792,807)
   Expense risk charge                               (9,203)           (4,047)          (6,282)         (10,159)        (272,041)
   Distribution expense charge                       (3,944)           (1,734)          (2,692)          (4,354)        (116,590)
                                                  ---------         ---------        ---------     ------------     ------------

      Total expenses                                (39,967)          (17,574)         (27,282)         (44,119)      (1,181,438)
                                                  ---------         ---------        ---------     ------------     ------------

Net investment income (loss)                        (39,967)          (17,574)         (27,282)         (44,119)         438,518
                                                  ---------         ---------        ---------     ------------     ------------

Net realized gains (losses) from securities
  transactions:
      Proceeds from shares sold                     635,837           262,100          267,098       13,866,485       23,838,911
      Cost of shares sold                          (646,834)         (293,024)        (261,852)     (13,817,140)     (23,899,574)
                                                  ---------         ---------        ---------     ------------     ------------

Net realized gains (losses) from
   securities transactions                          (10,997)          (30,924)           5,246           49,345          (60,663)
                                                  ---------         ---------        ---------     ------------     ------------

Net unrealized appreciation (depreciation)
  of investments:
      Beginning of period                                 0                 0                0                0                0
      End of period                                (177,654)         (924,435)         294,483           93,577       (1,081,453)
                                                  ---------         ---------        ---------     ------------     ------------

Change in net unrealized
  appreciation/depreciation
  of investments                                   (177,654)         (924,435)         294,483           93,577       (1,081,453)
                                                  ---------         ---------        ---------     ------------     ------------

Increase (decrease) in net assets
  from operations                                 $(228,618)        $(972,933)       $ 272,447     $     98,803     $   (703,598)
                                                  =========         =========        =========     ============     ============



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997



                                                                               Government International
                                        Capital                     Natural           and   Diversified        Global    Aggressive
                                   Appreciation        Growth     Resources  Quality Bond      Equities      Equities        Growth
                                      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)    $   826,863   $   503,690    $   59,691    $   82,504   $   (36,929)  $   (31,703)   $  (26,947)
   Net realized gains (losses)
     from securities transactions            0             0            63           205      (106,180)           95        (2,866)
   Change in net unrealized
      appreciation/depreciation
      of investments                  (800,813)     (257,990)     (340,757)         (988)     (382,025)     (338,902)     (414,155)
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

          Increase (decrease) in
            net assets from
            operations                  26,050       245,700      (281,003)       81,721      (525,134)     (370,510)     (443,968)
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

From capital transactions:
   Net proceeds from units sold     23,159,718    12,696,889     2,216,088     3,868,265    10,603,417     8,934,544     7,894,703
   Cost of units redeemed              (95,257)      (41,312)      (11,873)      (18,096)      (35,899)      (33,170)      (34,080)
   Net transfers                     6,502,827     3,130,765       259,149     1,069,892     2,047,662     1,614,780     2,033,680
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

          Increase in net assets
             from capital
             transactions           29,567,288    15,786,342     2,463,364     4,920,061    12,615,180    10,516,154     9,894,303
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

Increase in net assets              29,593,338    16,032,042     2,182,361     5,001,782    12,090,046    10,145,644     9,450,335
Net assets at beginning of period            0             0             0             0             0             0             0
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------
Net assets at end of period        $29,593,338   $16,032,042    $2,182,361    $5,001,782   $12,090,046   $10,145,644    $9,450,335
                                   ===========   ===========    ==========    ==========   ===========   ===========    ==========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        1,092,557       635,211       176,104       310,872       869,676       509,783       660,526
   Units redeemed                       (4,415)       (2,044)         (963)       (1,444)       (3,019)       (1,901)       (2,833)
   Units transferred                   304,120       156,107        20,805        85,830       174,155        92,412       163,412
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

Increase in units outstanding        1,392,262       789,274       195,946       395,258     1,040,812       600,294       821,105
Beginning units                              0             0             0             0             0             0             0
                                   -----------   -----------    ----------    ----------   -----------   -----------    ----------

Ending units                         1,392,262       789,274       195,946       395,258     1,040,812       600,294       821,105
                                   ===========   ===========    ==========    ==========   ===========   ===========    ==========


                 See accompanying notes to financial statements.

                                       VARIABLE SEPARATE ACCOUNT
                         (Portion Relating to the POLARIS II Variable Annuity)
                                                  OF
                                ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                  STATEMENT OF CHANGES IN NET ASSETS
                                    FOR THE PERIOD FROM INCEPTION
                                         TO NOVEMBER 30, 1997
                                              (Continued)



                                                                          Growth/Phoenix
                                        Venture    Federated        Putnam    Investment      Alliance        Growth         Asset
                                          Value        Value        Growth       Counsel        Growth        Income    Allocation
                                      Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)    $  (270,100)  $   (28,123)  $   (46,505)   $   (9,082)  $  (149,588)  $  (122,722)  $   (76,920)
   Net realized gains (losses)
     from securities transactions          181         2,696        (6,675)        2,728         8,698         5,525         2,175
   Change in net unrealized
     appreciation/depreciation
     of investments                    896,667       219,083       517,729        40,607      (443,551)      612,123           (75)
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

          Increase (decrease) in
            net assets from
            operations                 626,748       193,656       464,549        34,253      (584,441)      494,926       (74,820)
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

From capital transactions:
   Net proceeds from units sold     75,639,880     8,474,742    12,706,054     2,192,917    44,427,684    35,421,957    22,887,086
   Cost of units redeemed             (366,571)      (48,799)      (84,900)      (15,013)     (226,957)     (259,045)      (86,548)
   Net transfers                    15,303,965     1,407,560     2,267,270     1,157,110     7,652,524     6,067,246     4,225,646
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

          Increase in net assets
            from capital
            transactions            90,577,274     9,833,503    14,888,424     3,335,014    51,853,251    41,230,158    27,026,184
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

Increase in net assets              91,204,022    10,027,159    15,352,973     3,369,267    51,268,810    41,725,084    26,951,364
Net assets at beginning of
  period                                     0             0             0             0             0             0             0
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------
Net assets at end of period        $91,204,022   $10,027,159   $15,352,973    $3,369,267   $51,268,810   $41,725,084   $26,951,364
                                   ===========   ===========   ===========    ==========   ===========   ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        3,581,844       635,363       710,175       126,887     1,792,757     1,676,588     1,271,411
   Units redeemed                      (17,008)       (3,597)       (4,701)         (861)       (8,978)      (12,060)       (4,764)
   Units transferred                   717,043       104,567       125,704        65,075       308,265       284,764       232,034
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

Increase in units outstanding        4,281,879       736,333       831,178       191,101     2,092,044     1,949,292     1,498,681
Beginning units                              0             0             0             0             0             0             0
                                   -----------   -----------   -----------    ----------   -----------   -----------   -----------

Ending units                         4,281,879       736,333       831,178       191,101     2,092,044     1,949,292     1,498,681
                                   ===========   ===========   ===========    ==========   ===========   ===========   ===========


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997
                                   (Continued)


                                             Balanced/Phoenix
                                     SunAmerica    Investment                   Worldwide    High-Yield        Global     Corporate
                                       Balanced       Counsel       Utility   High Income          Bond          Bond          Bond
                                      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (13,582)   $   (9,656)   $   (6,384)   $  (31,230)   $   (29,931)   $   (6,564)   $   (9,322)
   Net realized gains (losses)
     from securities transactions          (18)          (51)        1,537         9,576          4,526           574         3,878
   Change in net unrealized
     appreciation/depreciation of
     investments                        66,673        29,397       149,883      (190,492)       158,331        45,993        65,838
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

          Increase (decrease) in
            net assets from
            operations                  53,073        19,690       145,036      (212,146)       132,926        40,003        60,394
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

From capital transactions:
   Net proceeds from units sold      3,967,135     2,825,012     1,620,410     9,599,739     10,011,101     1,999,855     3,335,056
   Cost of units redeemed              (14,781)      (18,238)       (7,592)      (80,608)       (86,536)      (18,819)      (67,464)
   Net transfers                       794,819       547,138       505,918       219,189      1,066,744       380,609       787,520
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

          Increase in net assets
            from capital
            transactions             4,747,173     3,353,912     2,118,736     9,738,320     10,991,309     2,361,645     4,055,112
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

Increase in net assets               4,800,246     3,373,602     2,263,772     9,526,174     11,124,235     2,401,648     4,115,506
Net assets at beginning of period            0             0             0             0              0             0             0
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------
Net assets at end of period         $4,800,246    $3,373,602    $2,263,772    $9,526,174    $11,124,235    $2,401,648    $4,115,506
                                    ==========    ==========    ==========    ==========    ===========    ==========    ==========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                          303,655       184,119       136,523       587,697        691,298       155,461       270,276
   Units redeemed                       (1,120)       (1,192)         (632)       (5,044)        (5,942)       (1,455)       (5,508)
   Units transferred                    60,601        35,464        41,727        13,655         73,500        29,557        63,532
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

Increase in units outstanding          363,136       218,391       177,618       596,308        758,856       183,563       328,300
Beginning units                              0             0             0             0              0             0             0
                                    ----------    ----------    ----------    ----------    -----------    ----------    ----------

Ending units                           363,136       218,391       177,618       596,308        758,856       183,563       328,300
                                    ==========    ==========    ==========    ==========    ===========    ==========    ==========


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (Portion Relating to the POLARIS II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                              TO NOVEMBER 30, 1997
                                   (Continued)



                                              International         Emerging             Real             Cash
                                            Growth & Income          Markets           Estate       Management
                                                  Portfolio        Portfolio        Portfolio        Portfolio            TOTAL
                                            -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                 $   (39,967)      $  (17,574)     $   (27,282)     $   (44,119)    $    438,518
   Net realized gains (losses) from
      securities transactions                       (10,997)         (30,924)           5,246           49,345          (60,663)
   Change in net unrealized appreciation/
      depreciation of investments                  (177,654)        (924,435)         294,483           93,577       (1,081,453)
                                                -----------       ----------      -----------      -----------     ------------

          Increase (decrease) in net assets
            from operations                        (228,618)        (972,933)         272,447           98,803         (703,598)
                                                -----------       ----------      -----------      -----------     ------------

From capital transactions:
   Net proceeds from units sold                  11,169,178        5,562,841        7,709,615       29,033,820      357,957,706
   Cost of units redeemed                           (99,588)         (21,802)         (38,910)        (498,166)      (2,310,024)
   Net transfers                                  2,695,082          718,160        2,209,089      (11,326,550)      53,337,794
                                                -----------       ----------      -----------      -----------     ------------

          Increase in net assets from
            capital transactions                 13,764,672        6,259,199        9,879,794       17,209,104      408,985,476
                                                -----------       ----------      -----------      -----------     ------------

Increase in net assets                           13,536,054        5,286,266       10,152,241       17,307,907      408,281,878
Net assets at beginning of period                         0                0                0                0                0
                                                -----------       ----------      -----------      -----------     ------------
Net assets at end of period                     $13,536,054       $5,286,266      $10,152,241      $17,307,907     $408,281,878
                                                ===========       ==========      ===========      ===========     ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                     1,059,596          587,681          694,858        2,554,146
   Units redeemed                                    (9,440)          (2,371)          (3,457)         (43,640)
   Units transferred                                259,970           77,902          195,920         (996,216)
                                                -----------       ----------      -----------      -----------

Increase in units outstanding                     1,310,126          663,212          887,321        1,514,290
Beginning units                                           0                0                0                0
                                                -----------       ----------      -----------      -----------

Ending units                                      1,310,126          663,212          887,321        1,514,290
                                                ===========       ==========      ===========      ===========



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of twenty-five variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the twenty-one currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisors to assist in the investment activities of the Trusts. The participant may elect to have payments allocated to any of six guaranteed- interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the twenty-five Variable Accounts and do not include balances allocated to the General Account.

        The inception date of the Government Bond and Global Bond Portfolios was June 11, 1997. The inception date of the Phoenix Balanced Portfolio was June 10, 1997. The inception date of the Corporate Bond, High-Yield Bond, and Aggressive Growth Portfolios was June 9, 1997. The inception date of the Utility Portfolio was June 6, 1997. The inception date of the Cash Management, Worldwide High Income, SunAmerica Balanced, and Emerging Markets Portfolios was June 5, 1997. The inception date of the Natural Resources, Phoenix Investment Counsel, Federated Value, International Diversified Equities, International Growth & Income, and Real Estate Portfolios was June 4, 1997. The inception date of the Venture Value and Alliance Growth Portfolios was June 2, 1997. The inception date of the remaining portfolios was June 3, 1997.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

        The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

        The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investor Service, Inc. or AA or better by Standard & Poor's Corporation.

        Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

        The investment objectives and policies of the twenty-one portfolios of the SunAmerica Trust are summarized below:

        The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests in accordance with country weightings as determined by the subadvisor in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

        The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of small capitalization growth companies.

        The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks.

        The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

        The PUTNAM GROWTH (PREVIOUSLY KNOWN AS PROVIDENT GROWTH PORTFOLIO), GROWTH/PHOENIX INVESTMENT COUNSEL AND ALLIANCE GROWTH PORTFOLIOS seek a long-term growth of capital. These portfolios invest primarily in common stocks or securities with common stock characteristics which the advisor believes have the potential for appreciation.

        The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

        The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

        The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balanced portfolio of stocks and bonds.

        The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital. This portfolio invests primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

        The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

        The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

        The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

        The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

        The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

        The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests mainly in the common stocks and other equity securities of companies that its subadvisor believes have above-average growth prospects primarily in emerging markets outside the United States.

        The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

        Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of the excess value of the contract over the total purchase payments at the date of withdrawal or 10% of the purchase payments that have been invested for at least one year, and not withdrawn, less any withdrawals made during the year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

                            Policy                        Applicable Withdrawal
                             Year                           Charge Percentage
                      ------------------                  ---------------------
                      First                                         7%
                      Second                                        6%
                      Third                                         5%
                      Fourth                                        4%
                      Fifth                                         3%
                      Sixth                                         2%
                      Seventh                                       1%
                      Eighth and beyond                             0%

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




2.      CHARGES AND DEDUCTIONS (continued)

        CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon the payment of the death benefit.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, the Company will bear the loss.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




3.      INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

        The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1997 consist of the following:

                                            Cost of Shares      Proceeds from
        Variable Accounts                         Acquired        Shares Sold
        -----------------                   --------------      -------------
        ANCHOR TRUST:
        Capital Appreciation Portfolio         $30,394,152        $         1
        Growth Portfolio                        16,290,032                  0
        Natural Resources Portfolio              2,525,315              2,259
        Government and Quality Bond
           Portfolio                             5,028,414             25,849

        SUNAMERICA TRUST:
        International Diversified
           Equities Portfolio                   15,624,130          3,045,880
        Global Equities Portfolio               10,524,154             39,703
        Aggressive Growth Portfolio             11,410,113          1,542,757
        Venture Value Portfolio                 90,353,982             46,808
        Federated Value Portfolio                9,943,627            138,247
        Putnam Growth Portfolio                 15,236,223            394,302
        Growth/Phoenix Investment
           Counsel Portfolio                     3,415,279             89,348
        Alliance Growth Portfolio               52,201,046            497,383
        Growth-Income Portfolio                 41,389,613            282,177
        Asset Allocation Portfolio              27,343,556            394,293
        SunAmerica Balanced Portfolio            4,740,373              6,783
        Balanced/Phoenix Investment
           Counsel Portfolio                     3,381,281             37,025
        Utility Portfolio                        2,194,947             82,594
        Worldwide High Income Portfolio         11,238,070          1,530,979
        High-Yield Bond Portfolio               11,280,733            319,355
        Global Bond Portfolio                    2,401,231             46,150
        Corporate Bond Portfolio                 4,331,288            285,498
        International Growth & Income           14,360,542            635,837
        Emerging Markets                         6,503,725            262,100
        Real Estate                             10,119,610            267,098
        Cash Management Portfolio               31,031,471         13,866,485
                                               ===========        ===========

                            VARIABLE SEPARATE ACCOUNT
              (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits


(a)    Financial Statements

        The following financial statements are included in Part A of the Registration Statement:

               Consolidated financial statements of Anchor National Life Insurance Company for the fiscal year ended
               September 30, 1998



        The following financial statements are included in Part B of the Registration Statement:

               Financial Statements of Variable Separate Account (Portion relating to the Polaris II Variable Annuity) for the fiscal year ended November 30, 1997





(b)    Exhibits
----------------
(1)  Resolution Establishing Separate Account....          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
(2)  Form of Custody Agreements..................          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
(3)  (a) Form of Distribution Contract...........          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
     (b) Selling Agreement.......................          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
(4)  Variable Annuity Contract
     (a) Polaris II Group Annuity Certificate.....         Filed March 20, 1998,
                                                           Post-Effective Amendment 2
                                                           and Amendment 3 to this
                                                           Registration Statement
     (b) Polaris II Individual Annuity Contract...         Filed March 20, 1998,
                                                           Post-Effective Amendment 2
                                                           and Amendment 3 to this
                                                           Registration Statement
(5)  Application for Contract
     (a) Polaris II Participant Enrollment Form..          Filed March 20, 1998,
                                                           Post-Effective Amendment 2
                                                           and Amendment 3 to this
                                                           Registration Statement
     (b) Polaris II Annuity Application..........          Filed March 20, 1998,
                                                           Post-Effective Amendment 2
                                                           and Amendment 3 to this
                                                           Registration Statement
(6)  Depositor - Corporate Documents
     (a) Certificate of Incorporation............          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
     (b) By-Laws.................................          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
(7)  Reinsurance Contract........................          Not Applicable
(8)  Form of Fund Participation Agreement........
     (a) Anchor Series Trust Fund Participation
         Agreement...............................          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
     (b) SunAmerica Series Trust Fund
         Participation Agreement.................          Filed April 18, 1997,
                                                           Initial Registration Statement
                                                           to this Registration Statement
(9)  Opinion of Counsel..........................          Filed April 18, 1997
                                                           Initial Registration Statement
                                                           to this Registration Statement
     Consent of Counsel..........................          Filed April 18, 1997
                                                           Initial Registration Statement
                                                           to this Registration Statement
(10) Consent of Independent Accountants..........          Filed Herewith
(11) Financial Statements Omitted from Item 23...          None
(12) Initial Capitalization Agreement............          Not Applicable
(13) Performance Computations....................          Not Applicable
(14) Diagram and Listing of All Persons Directly
     or Indirectly Controlled By or Under Common
     Control with Anchor National Life Insurance
     Company, the Depositor of Registrant........          Filed March 30, 1998 on
                                                           Form 10-K; SEC File
                                                           Number 001-08787
(15) Powers of Attorney..........................          Filed December 20, 1996
                                                           as part of Initial Registration
                                                           Statement to File Numbers
                                                           333-18361 and 811-07979
(27) Financial Data Schedules....................          Not Applicable



Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

        The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                Position
Eli Broad                    Chairman, President and
                               Chief Executive Officer
Jay S. Wintrob               Director and Executive Vice President
Peter McMillan               Director
James R. Belardi             Director and Senior Vice President
Susan L. Harris              Director, Senior Vice President
                               and Secretary
Jana W. Greer                Director and Senior Vice President
Scott L. Robinson            Director and Senior Vice President
James W. Rowan               Director and Senior Vice President
N. Scott Gillis              Senior Vice President and Controller
Edwin R. Reoliquio           Senior Vice President and Chief Actuary

Victor E. Akin               Senior Vice President
David R. Bechtel             Vice President and Treasurer
J. Franklin Grey             Vice President
Keith B. Jones               Vice President
Michael Lindquist            Vice President
Edward P. Nolan*             Vice President
Greg Outcalt                 Vice President
Scott H. Richland            Vice President

------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

        The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.  Number of Contract Owners


          As of December 31, 1998, the number of Contracts funded by the Variable Separate Account of Anchor National Life Insurance Company (Portion relating to the Polaris II Variable Annuity) was 59,249, of which 23,600 were Qualified Contracts and 35,649 were Nonqualified Contracts



Item 28.  Indemnification

          None.


Item 29.  Principal Underwriter


        SunAmerica Capital Services, Inc. serves as distributor to the Registrant, Presidential Variable Account One, FS Variable Separate Account, Variable Annuity Account One, FS Variable Annuity Account One, Variable Annuity Account Four, Variable Annuity Account Five and Variable Annuity Account Seven. SunAmerica Capital Services, Inc. also serves as the underwriter to the SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., Style Select Series, Inc. and the SunAmerica Strategic Investment Series, Inc. (currently in Registration), all issued by SunAmerica Asset Management Company.


        Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.

        Name                        Position with Distributor
        ----                        -------------------------
        J. Steven Neamtz            Director and President
        Robert M. Zakem             Director, Executive Vice
                                       President, General Counsel
                                       and Assistant Secretary
        Peter Harbeck               Director
        Susan L. Harris             Secretary
        Debbie Potash-Turner        Controller
        Per Furmark                 Vice President
        James Nichols               Vice President

                  Net
                  Distribution     Compensation
Name of           Discounts and    on Redemption   Brokerage
Distributor       Commissions      Annuitization   Commission    Commissions*
------------      --------------   -------------   -----------   ------------
SunAmerica        None             None            None          None
 Capital
 Services, Inc.

------------------
* Distribution fee is paid by Anchor National Life Insurance Company.


Item 30.  Location of Accounts and Records

        Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services

        Not Applicable.


Item 32.  Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.




Item 33.  Representation

     A. The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
        Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

     B. REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company and Registrant represent that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies it meets the requirements of Securities
Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 25th day of January, 1999.


                      VARIABLE SEPARATE ACCOUNT
                             (Registrant)

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             (Depositor)


                      By:  /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Executive Vice President

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)


                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Executive Vice President


        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                     TITLE                               DATE
ELI BROAD*                    President, Chief
------------------------      Executive Officer and
Eli Broad                     Chairman  of the Board
                              (Principal Executive
                              Officer)


SCOTT L. ROBINSON*            Senior Vice President
------------------------         and Director
Scott L. Robinson             (Principal Financial
                              Officer)


N. SCOTT GILLIS*              Senior Vice President
------------------------        and Controller
N. Scott Gillis               (Principal Accounting
                                Officer)


JAMES R. BELARDI*              Director
------------------------
James R. Belardi



JANA W. GREER*                 Director
------------------------
Jana W. Greer



/s/ SUSAN L. HARRIS            Director                      January 25, 1999
------------------------
Susan L. Harris

PETER MCMILLAN*               Director
------------------------
Peter McMillan



JAY S. WINTROB*               Director
------------------------
Jay S. Wintrob



JAMES W. ROWAN*               Director
------------------------
James W. Rowan



* By: /s/ SUSAN L. HARRIS      Attorney-in-Fact
     ----------------------
         Susan L. Harris


Date:  January 25, 1999

                                  EXHIBIT INDEX



Exhibit               Description
-------               -----------
Exhibit 10     Consent of Independent Accountants
